Prospectus dated December 19, 2011

TICKER SYMBOLS
by Share Class
	A	C	I

PL High Income Fund	PLAHX	PLCHX	PLHIX
PL Short Duration Income Fund	PLADX	PLCSX	PLSDX
PL Strategic Income Fund	PLSTX	PLCNX	PLSRX

You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus.
It is a criminal offense to say otherwise.

2

PL High Income Fund

Investment goal – This fund seeks a high level of current income.

Fees and expenses
The table that follows describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Pacific Life Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges, Reductions and Waivers section of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	I
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I
Management fee	0.60%	0.60%	0.60%

Distribution (12b-1) and/or service fee	0.25%	1.00%	0.00%

Other Expenses[1]	0.90%	0.90%	0.75%

Total Annual Fund Operating Expenses	1.75%	2.50%	1.35%

Expense Reimbursement[2]	(0.70%)	(0.70%)	(0.55%)

Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.80%	0.80%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]	The investment adviser has contractually agreed to limit certain “fund operating expenses” incurred by the fund that exceed an annual rate of 0.20% through 6/30/2015. The agreement may be terminated by the fund’s board of trustees, if in the best interest of shareholders, upon 90 days’ prior written notice or will terminate automatically if the investment advisory agreement is terminated. The investment adviser may recoup amounts paid or reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the fund to exceed the expense cap.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds of Pacific Life Funds or other mutual funds. The Example assumes that you invest $10,000 in the noted share class of the fund for the time periods indicated, that your investment has a 5% return each year, and that the fund’s annual operating expenses remain as stated in the previous table throughout the periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I
1 year	$528	$283	$82

3 years	$745	$566	$255

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I
1 year	$528	$183	$82

3 years	$745	$566	$255

Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual fund operating expenses or in the Example, affect the fund’s performance. This fund is new and does not yet have a turnover rate.

Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The fund principally invests in instruments that have intermediate to long terms to maturity, which generally means that the fund will hold instruments with final maturities greater than one year. Debt instruments in which the fund invests include bonds, notes and floating rate loans, including those of foreign issuers which are denominated in U.S. dollars.

Individual investment selection is generally based on the manager’s fundamental research process. Sector allocations are determined based on the manager’s assessment of risk/return opportunities relative to the fund’s investment objective and benchmark’s weightings (Barclays Capital US High Yield 2% Issuer Capped Index). The manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the manager’s belief that the particular investment has achieved its’ valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal risks
As with any mutual fund, the value of the fund’s investments, and therefore the value of your shares, may go up or down. The value of your fund shares will fluctuate and you could lose

3

money. The fund may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the fund’s investment objective, which could have an adverse impact on the fund’s performance generally, relative to other funds with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair fund management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the fund’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates. There is a risk of lag in the adjustment of interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the fund could experience delays in receiving payments or suffer a loss. In an assignment, the fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the fund to invest assets at lower yields.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the fund holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called “junk bonds”) have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade securities.

Fund Performance
The fund does not have a full calendar year of performance to compare against a broad measure of market performance. Thus, a performance bar chart and tables are not included for the fund.

Fund Management
Investment Adviser – Pacific Asset Management. The primary person(s) responsible for day to day management of the fund are:

Manager and Primary Title
with Investment Adviser	Experience with Fund

Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since Inception
Brian M. Robertson, Portfolio Manager	Since Inception
Michael Long, Managing Director and Portfolio Manager	Since Inception

Purchase and sale of shares
Once you have established an account, you may generally purchase or redeem shares of the fund on any business day by mail (Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Life Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone at 1-800-722-2333 (select option 2) or by wire or electronic funds

4

transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A and C shares, the minimum initial investment is $1,000. The minimum subsequent investment for Class A and C shares is $50. For Class I shares, the minimum initial investment is $500,000, with no minimum subsequent investment. Pacific Life Funds reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.

Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after an authorized designee receives, or the transfer agent receives at its processing location in Westborough, MA, the order in proper form.

Tax information
The funds’ distributions are taxable, and intend to be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to financial intermediaries
If you purchase shares of a fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the fund and its related companies may pay the broker-dealer or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

5

PL Short Duration Income Fund

Investment goal – This fund seeks current income; capital appreciation is of secondary importance.

Fees and expenses
The table that follows describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Pacific Life Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges, Reductions and Waivers section of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	I
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I
Management fee	0.40%	0.40%	0.40%

Distribution (12b-1) and/or service fee	0.25%	1.00%	0.00%

Other Expenses[1]	0.80%	0.80%	0.65%

Total Annual Fund Operating Expenses	1.45%	2.20%	1.05%

Expense Reimbursement[2]	(0.60%)	(0.60%)	(0.45%)

Total Annual Fund Operating Expenses After Expense Reimbursement	0.85%	1.60%	0.60%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]	The investment adviser has contractually agreed to limit certain “fund operating expenses” incurred by the fund that exceed an annual rate of 0.20% through 6/30/2015. The agreement may be terminated by the fund’s board of trustees, if in the best interest of shareholders, upon 90 days’ prior written notice or will terminate automatically if the investment advisory agreement is terminated. The investment adviser may recoup amounts paid or reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the fund to exceed the expense cap.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds of Pacific Life Funds or other mutual funds. The Example assumes that you invest $10,000 in the noted share class of the fund for the time periods indicated, that your investment has a 5% return each year, and that the fund’s annual operating expenses remain as stated in the previous table throughout the periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I
1 year	$384	$263	$61

3 years	$563	$505	$192

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I
1 year	$384	$163	$61

3 years	$563	$505	$192

Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. This fund is new and does not yet have a turnover rate.

Principal investment strategies
Under normal circumstances, the fund invests principally in income producing debt instruments. When selecting investments (including non-income producing investments), the manager may invest in instruments that it believes have the potential for capital appreciation. Under normal circumstances, the fund will invest at least 70% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and U.S. government and agency securities. The fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate senior loans.

The fund expects to maintain a duration position within one year (plus or minus) of the Barclays Capital 1-3 Year Government/Credit Bond Index, although the investments held by the fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

Individual investments may be purchased or sold in the event the manager decides to adjust fixed income asset class weightings within the portfolio.

Individual investment selection is generally based on the manager’s fundamental research process. Sector allocations are determined based on the manager’s assessment of risk/return opportunities relative to the fund’s investment objective and benchmark’s weightings (Barclays Capital 1-3 Year Government/Credit Bond Index). The manager performs a credit analysis on

6

each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the manager’s belief that the particular investment has achieved its’ valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal risks
As with any mutual fund, the value of the fund’s investments, and therefore the value of your shares, may go up or down. The value of your fund shares will fluctuate and you could lose money. The fund may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the fund’s investment objective, which could have an adverse impact on the fund’s performance generally, relative to other funds with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair fund management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the fund’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates. There is a risk of lag in the adjustment of interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the fund could experience delays in receiving payments or suffer a loss. In an assignment, the fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the fund to invest assets at lower yields.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the fund holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called “junk bonds”) have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade securities.

Fund Performance
The fund does not have a full calendar year of performance to compare against a broad measure of market performance. Thus, a performance bar chart and tables are not included for the fund.

7

Fund Management
Investment Adviser – Pacific Asset Management. The primary person(s) responsible for day to day management of the fund are:

Manager and Primary Title
with Investment Adviser	Experience with Fund

David Weismiller, Managing Director and Portfolio Manager	Since Inception
Michael Marzouk, Managing Director and Portfolio Manager	Since Inception

Purchase and sale of shares
Once you have established an account, you may generally purchase or redeem shares of the fund on any business day by mail (Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Life Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone at 1-800-722-2333 (select option 2) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A and C shares, the minimum initial investment is $1,000. The minimum subsequent investment for Class A and C shares is $50. For Class I shares, the minimum initial investment is $500,000, with no minimum subsequent investment. Pacific Life Funds reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.

Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after an authorized designee receives, or the transfer agent receives at its processing location in Westborough, MA, the order in proper form.

Tax information
The funds’ distributions are taxable, and intend to be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to financial intermediaries
If you purchase shares of a fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the fund and its related companies may pay the broker-dealer or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

8

PL Strategic Income Fund

Investment goal – This fund seeks a high level of current income. The fund may also seek capital appreciation.

Fees and expenses
The table that follows describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Pacific Life Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges, Reductions and Waivers section of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	I
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	4.25%	None	None

Maximum Deferred Sales Charge (load) (as a percentage of the purchase price or redemption price, whichever is less)	None	1.00%	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	I
Management fee	0.60%	0.60%	0.60%

Distribution (12b-1) and/or service fee	0.25%	1.00%	0.00%

Other Expenses[1]	0.74%	0.74%	0.59%

Total Annual Fund Operating Expenses	1.59%	2.34%	1.19%

Expense Reimbursement[2]	(0.54%)	(0.54%)	(0.39%)

Total Annual Fund Operating Expenses After Expense Reimbursement	1.05%	1.80%	0.80%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]	The investment adviser has contractually agreed to limit certain “fund operating expenses” incurred by the fund that exceed an annual rate of 0.20% through 6/30/2015. The agreement may be terminated by the fund’s board of trustees, if in the best interest of shareholders, upon 90 days’ prior written notice or will terminate automatically if the investment advisory agreement is terminated. The investment adviser may recoup amounts paid or reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the fund to exceed the expense cap.

Example
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds of Pacific Life Funds or other mutual funds. The Example assumes that you invest $10,000 in the noted share class of the fund for the time periods indicated, that your investment has a 5% return each year, and that the fund’s annual operating expenses remain as stated in the previous table throughout the periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

Your expenses (in dollars) if you SELL your shares at the end of each period.
	Share Class
	A	C	I
1 year	$528	$283	$82

3 years	$745	$566	$255

Your expenses (in dollars) if you DON’T SELL your shares at the end of each period.
	Share Class
	A	C	I
1 year	$528	$183	$82

3 years	$745	$566	$255

Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Annual fund operating expenses or in the Example, affect the fund’s performance. This fund is new and does not yet have a turnover rate.

Principal investment strategies
Under normal circumstances, the fund invests principally in income producing debt instruments. When selecting investments (including non-income producing investments), the manager may invest in instruments that it believes have the potential for capital appreciation. Under normal circumstances, the fund will invest up to 70% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate loans. The fund may invest up to 65% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, U.S. government and agency securities.

The fund’s average portfolio duration is expected to be within a range of 1 to 6 years. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: non-U.S. dollar denominated debt instruments, convertible securities or equity securities.

Individual investments may be purchased or sold in the event the manager decides to adjust fixed income asset class weightings within the portfolio.

Individual investment selection is generally based on the manager’s fundamental research process. Sector allocations are determined based on the manager’s assessment of risk/return opportunities relative to the fund’s investment objective and

9

benchmark’s weightings (Barclays Capital US Aggregate Bond Index). The manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the manager’s belief that the particular investment has achieved its’ valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

Principal risks
As with any mutual fund, the value of the fund’s investments, and therefore the value of your shares, may go up or down. The value of your fund shares will fluctuate and you could lose money. The fund may be affected by the following principal risks, among other non-principal risks:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the fund’s investment objective, which could have an adverse impact on the fund’s performance generally, relative to other funds with similar investment objectives or relative to its benchmark.

•	Market and Regulatory Risk: Events in the financial markets and in the economy may cause volatility and uncertainty and may affect performance. Events in one market may adversely impact other markets. Future events may impact the fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions may impair fund management and have unexpected consequences on particular markets, strategies, or investments.

•	Price Volatility Risk: The market value of the fund’s investments will go up or down, sometimes rapidly or unpredictably, or may fail to rise, as a result of market conditions or for reasons specific to a particular issuer. The volatility of non-investment grade debt securities (including loans) may be greater than for investment grade securities.

•	Interest Rate Risk: Values of debt securities fluctuate as interest rates change. Debt securities with longer durations or fixed interest rates tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or floating or adjustable interest rates. There is a risk of lag in the adjustment of interest rates.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations.

•	High-Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, and have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in floating rate loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the fund could experience delays in receiving payments or suffer a loss. In an assignment, the fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the fund to invest assets at lower yields.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. If the fund holds illiquid securities, it may be unable to take advantage of market opportunities or it may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if it is required to raise cash to conduct its operations. Investments in non-investment grade debt securities (sometimes called “junk bonds”) have a greater risk of being or becoming less liquid than investments in other, higher-rated debt securities.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

•	Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade securities.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition

10

of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

•	Convertible Securities Risk: Convertible securities have credit risk and interest rate risk and may present less risk than investments in a company’s common stock but more risk than investments in the company’s senior debt securities.

•	Equity Securities Risk: Stock markets are volatile. The price of equity securities tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, which may be due to the particular issuer, its industry or broader economic or market events.

Fund Performance
The fund does not have a full calendar year of performance to compare against a broad measure of market performance. Thus, a performance bar chart and tables are not included for the fund.

Fund Management
Investment Adviser – Pacific Asset Management. The primary person(s) responsible for day to day management of the fund are:

Manager and Primary Title
with Investment Adviser	Experience with Fund

Jason R. Rosiak, Senior Managing Director and Portfolio Manager	Since Inception
Brian M. Robertson, Portfolio Manager	Since Inception
Alap Shah, Portfolio Manager	Since Inception

Purchase and sale of shares
Once you have established an account, you may generally purchase or redeem shares of the fund on any business day by mail (Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768), overnight mail (Pacific Life Funds, 4400 Computer Drive, Westborough, MA 01581), by telephone at 1-800-722-2333 (select option 2) or by wire or electronic funds transfer. For accounts established through a broker-dealer or other financial intermediary, please contact your financial professional to purchase or redeem shares.

For Class A and C shares, the minimum initial investment is $1,000. The minimum subsequent investment for Class A and C shares is $50. For Class I shares, the minimum initial investment is $500,000, with no minimum subsequent investment. Pacific Life Funds reserves the right to waive or change minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.

Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after an authorized designee receives, or the transfer agent receives at its processing location in Westborough, MA, the order in proper form.

Tax information
The funds’ distributions are taxable, and intend to be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to financial intermediaries
If you purchase shares of a fund through a broker-dealer or other financial intermediary (such as a fund supermarket), the fund and its related companies may pay the broker-dealer or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial representative or visit your financial intermediary’s website for more information.

11

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

This prospectus is designed to help you make informed decisions about investments in the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund. Information about other funds of Pacific Life Funds are contained in separate prospectuses.

Please read this prospectus carefully before investing or sending money, and keep it for future reference. You should read the complete description of the funds in this prospectus and be aware that any time you invest, there is a risk of loss of money.

The following provides additional information about the principal investment strategies and risks described in the Fund Summary section at the beginning of this prospectus, as well as information concerning certain other investments and strategies that may be employed by the funds. This section also provides general investment information that applies to each fund, and additional risk information. For a description of Pacific Life Funds’ policies and procedures with respect to the disclosure of each fund’s holdings and about each fund’s other investment strategies and descriptions of securities, see the Statement of Additional Information (SAI) for the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund.

PL High Income Fund

Investment goal
This fund seeks a high level of current income.

Investments and strategies
Under normal circumstances, the fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The fund principally invests in instruments that have intermediate to long terms to maturity, which generally means that the fund will hold instruments with final maturities greater than one year. Debt instruments in which the fund invests include bonds, notes and floating rate loans, including those of foreign issuers which are denominated in U.S. dollars.

Individual investment selection is generally based on the manager’s fundamental research process. Sector allocations are determined based on the manager’s assessment of risk/return opportunities relative to the fund’s investment objective and benchmark’s weightings (Barclays Capital US High Yield 2% Issuer Capped Index). The manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the manager’s belief that the particular investment has achieved its’ valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

In addition to the principal investments and strategies noted above, the fund may also invest as follows:

Credit default swaps (CDS) are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure.

Principal Risks:

•	Active Management Risk
•	Market and Regulatory Risk
•	Price Volatility Risk
•	Interest Rate Risk
•	Credit Risk

•	High-Yield or “Junk” Securities Risk
•	Floating Rate Loan Risk
•	Liquidity Risk
•	Foreign Market Risk
•	Debt Securities Risk

Other (Non-Principal) Risks:

•	Derivatives Risk

•	Leverage Risk

•	Regulatory Impact Risk

PL Short Duration Income Fund

Investment goal
This fund seeks current income; capital appreciation is of secondary importance.

Investments and strategies
Under normal circumstances, the fund invests principally in income producing debt instruments. When selecting investments (including non-income producing investments), the manager may invest in instruments that it believes have the potential for

12

capital appreciation. Under normal circumstances, the fund will invest at least 70% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and U.S. government and agency securities. The fund may invest up to 30% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate senior loans.

The fund expects to maintain a duration position within one year (plus or minus) of the Barclays Capital 1-3 Year Government/Credit Bond Index, although the investments held by the fund may have short, intermediate and long terms to maturity. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

Individual investments may be purchased or sold in the event the manager decides to adjust fixed income asset class weightings within the portfolio.

Individual investment selection is generally based on the manager’s fundamental research process. Sector allocations are determined based on the manager’s assessment of risk/return opportunities relative to the fund’s investment objective and benchmark’s weightings (Barclays Capital 1-3 Year Government/Credit Bond Index). The manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the manager’s belief that the particular investment has achieved its’ valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

In addition to the principal investments and strategies noted above, the fund may also invest as follows:

Credit default swaps (CDS) are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure.

Principal Risks:

•	Active Management Risk
•	Market and Regulatory Risk
•	Price Volatility Risk
•	Interest Rate Risk
•	Credit Risk
•	High-Yield or “Junk” Securities Risk

•	U.S. Government Securities Risk
•	Floating Rate Loan Risk
•	Liquidity Risk
•	Foreign Market Risk
•	Debt Securities Risk

Other (Non-Principal) Risks:

•	Derivatives Risk

•	Leverage Risk

•	Regulatory Impact Risk

PL Strategic Income Fund

Investment goal
This fund seeks a high level of current income. The fund may also seek capital appreciation.

Investments and strategies
Under normal circumstances, the fund invests principally in income producing debt instruments. When selecting investments (including non-income producing investments), the manager may invest in instruments that it believes have the potential for capital appreciation. Under normal circumstances, the fund will invest up to 70% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, and floating rate loans. The fund may invest up to 65% of its assets in investment grade corporate debt instruments, including those issued by non-U.S. entities denominated in U.S. dollars, U.S. government and agency securities.

The fund’s average portfolio duration is expected to be within a range of 1 to 6 years. Duration is often used to measure a bond’s or fund’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The fund may also invest up to 10% of its assets, but not to exceed 20% in the aggregate, in each of the following investments: non-U.S. dollar denominated debt instruments, convertible securities or equity securities.

Individual investments may be purchased or sold in the event the manager decides to adjust fixed income asset class weightings within the portfolio.

13

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

Individual investment selection is generally based on the manager’s fundamental research process. Sector allocations are determined based on the manager’s assessment of risk/return opportunities relative to the fund’s investment objective and benchmark’s weightings (Barclays Capital US Aggregate Bond Index). The manager performs a credit analysis on each potential issuer and a relative value analysis on each potential investment.

Decisions to sell are generally based upon the manager’s belief that the particular investment has achieved its’ valuation target, there have been changes in the fundamentals of the issuer, or another opportunity of greater relative value exists.

In addition to the principal investments and strategies noted above, the fund may also invest as follows:

Credit default swaps (CDS) are used to manage default risk of an issuer and/or to gain exposure to a portion of the fixed income market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure.

Principal Risks:

•	Active Management Risk
•	Market and Regulatory Risk
•	Price Volatility Risk

•	Interest Rate Risk
•	Credit Risk
•	High-Yield or “Junk” Securities Risk

•	Floating Rate Loan Risk

•	U.S. Government Securities Risk
•	Liquidity Risk
•	Foreign Market Risk
•	Debt Securities Risk
•	Currency Risk

•	Convertible Securities Risk

•	Equity Securities Risk

Other (Non-Principal) Risks:

•	Derivatives Risk

•	Leverage Risk

•	Regulatory Impact Risk

Additional Risk Information

Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every fund has some degree of risk depending on what it invests in and what strategy it uses.

•	Active Management Risk: A portfolio manager’s investment techniques and strategies are discretionary. Each fund tries to meet its investment goal by using certain principal investments and strategies and special focuses, which are applicable under normal circumstances. There is the possibility that investment decisions managers make will not accomplish what they were designed to achieve, that securities purchased by the manager will not appreciate in value as the manager expects, or that a fund will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a fund. From time to time, a management firm’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a fund managed by such firm. Money market instruments or short-term debt securities held for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash. In that case no income would be earned on the cash and yield would go down. If a significant amount of assets are used for cash management or defensive investing purposes, investment objectives may not be met. Managers may make decisions or shift assets in a way that causes a fund not to achieve its goals.

•	Credit Risk: The risk that the issuer or guarantor of a debt instrument is unable or unwilling to meet its financial obligations. The credit quality of the fund’s securities can change rapidly in certain market environments, particularly during volatile markets, and the default of a single holding could cause significant net asset value (NAV) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to the fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A fund’s investments in fixed income (also known as debt securities, debt obligations and debt instruments) or other holdings may range in quality from those rated in the lowest category in which a fund is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the manager. Investment

14

Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest. Non-investment grade debt instruments are especially subject to credit risk during periods of economic uncertainty or during economic downturns, are considered to be mostly speculative in nature and are more likely to default on their interest and/or principal payments than higher rated securities. Ratings of CCC for Fitch, or Caa for Moody’s, indicate a current vulnerability for default. Ratings below those levels indicate a higher vulnerability to default or default itself. Ratings of CCC to C for S&P indicate different degrees of vulnerability to default. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (Rating Agencies) and each of their categories of investment grade and non-investment grade are described in the following table. For further information regarding ratings, please see Appendix A of the Fund’s Statement of Additional Information (SAI).

Credit Ratings Chart

		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]

		AAA	Aaa	AAA
	Investment grade categories	AA	Aa	AA
		A	A	A
Long-term ratings		BBB	Baa	BBB

		BB	Ba	BB
		B	B	B
	Non-investment grade categories	CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—

[1]	Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

[2]	Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

[3]	Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

•	Convertible Securities Risk: Convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

•	Debt Securities Risk: Debt securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade securities.

•	Derivatives Risk: Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Derivatives include options, futures, options on futures and swaps (such as currency, interest rate, security, index, consumer price index, credit default and total return swaps), caps, collars, floors, synthetics and other financial instruments. Synthetics are artificially created by using a collection of other assets whose combined

15

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

features replicate the economic characteristics of a direct investment. A fund’s use of derivatives and synthetics could reduce returns, increase fund volatility, may not be liquid (and therefore, difficult to sell), may be difficult to value and may not correlate precisely to the underlying assets or index they are designed to track. All of these investments, including repurchase agreements, are particularly sensitive to leverage risk and counterparty risk meaning that the counterparty may not live up to its contractual obligations (i.e., the counterparty may default). Derivatives also involve credit and market risk, the risk of more subjective, improper or imprecise valuation and the risk of ambiguous documentation.

•	Equity Securities Risk: Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

•	Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade. The market for floating rate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. A fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (FDIC) receivership or, if not FDIC insured, enters into bankruptcy, the fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When a fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to pre-payment risk. Borrowers may pay off their loans sooner than expected particularly when interest rates are falling. A fund investing in such securities will be forced to reinvest this money at lower yields, which can reduce the fund’s returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk.

Floating rate loans generally are subject to restrictions on transfer, and a fund may be unable to sell its bank loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. The fund may find it difficult to establish a fair value for loans it holds. A loan may not be fully collateralized and can decline significantly in value. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a fund acquires a participation in a loan, the fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which are designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

•	Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market.

•	High Yield or “Junk” Securities Risk: High yield securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), are potentially less liquid, have a greater risk of loss, that is they are more likely to default than higher rated securities.

•	Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Exposure to interest rate fluctuations is relatively less with

16

respect to floating or adjustable rate securities (such as most loans) and will generally be limited to the period of time until the interest rate on the security is reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes. Equity securities which are convertible into debt securities are subject to the risks of debt securities, including interest rate risk, but are typically not as sensitive to interest rates as debt securities.

Mortgage-related securities and certain loans and debt obligations are subject to pre-payment risk. Borrowers may pay off their mortgages (or other debt obligations) sooner than expected particularly when interest rates are falling. Funds investing in such securities will be forced to reinvest this money at lower yields, which can reduce a fund’s returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Pre-payment and call risk typically occur when interest rates are declining. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk.

•	Leverage Risk: Leverage is investment exposure which exceeds the initial amount invested. This means a fund could lose more than the amount invested in the leveraged position. Leverage could magnify a fund’s gains or losses and therefore increase its volatility. There is no guarantee that a fund will use leverage, or when it does, that the fund’s leveraging strategy will be successful. A fund cannot guarantee that the use of leverage will produce a high return on an investment. The manager will segregate liquid assets or otherwise cover transactions that may give rise to leverage risk to the extent of the financial exposure to a fund. This requirement limits the amount of leverage a fund may have at any one time, but it does not eliminate leverage risk.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. Certain investments may be difficult to purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or restrictions on resale. Equity securities and other instruments (such as derivatives) which trade in over-the-counter markets may trade less frequently (be less liquid) than securities traded on exchanges. Liquid investments may become less liquid or illiquid, over time or suddenly and unexpectedly. Non-investment grade (high yield/high risk) debt securities may be less liquid (more difficult to sell) than higher quality investments. Some securities held by a fund (including loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a fund’s ability to realize full value and thus cause a decline in the fund’s net asset value. A security or other investment may become less liquid (more difficult to sell) unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or adverse investor perceptions, which may be independent of any adverse changes of any particular issuer. Investments in companies in turn-around or other special situations and in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-capitalization stocks are out of favor. Investments in non-investment grade (high yield/high risk) debt securities and asset-backed instruments, including instruments with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other fixed income securities, especially when the economy is not robust, during market downturns, or when credit is tight. Illiquid holdings may be difficult to value and difficult to sell, which means a fund may not be able to sell a holding quickly for full value. As a result, a fund may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities if it is required to raise cash to conduct its operations.

•	Market and Regulatory Risk: Events in the financial markets may result in increased volatility and uncertainty. Events may have an adverse effect on a fund such as a decline in the value and the liquidity of many securities held by a fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude fund’s ability to achieve its investment objective. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a fund in unforeseen ways, leading a fund to alter its existing strategies or, potentially, to liquidate and close. Market risk may affect a single issuer, a sector of the economy, industry, or the market as a whole. It is impossible to predict whether or for how long these market particularly unprecedented, unforeseen or widespread events or conditions will continue. Therefore it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

•	Price Volatility Risk: Both fixed income and equity securities are exposed to potential price volatility. Price volatility is the amount a fund’s value goes up and down. The value of a fund’s holdings, and therefore the fund’s performance, is affected by changes in the economy and financial markets. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

•	Regulatory Impact Risk: Some sectors are subject to extensive government regulation, which may change frequently and impact a fund significantly.

17

ADDITIONAL INFORMATION ABOUT INVESTMENTS, STRATEGIES AND RISKS

•	U.S. Government Securities Risk: The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although many types of U.S. government securities may be purchased by the funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by a fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (FHFA) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.

General Investment Information

Each fund is subject to regulation under the Investment Company Act of 1940, as amended (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC). A fund’s stated investment goal may be changed without the approval of shareholders. The Pacific Life Funds’ Board of Trustees (Board) may change investment policies of the fund without shareholder approval. For additional information about a fund’s investments, strategies and risks and descriptions of securities, see the SAI.

Each fund’s investment policies apply at the time the investment is made. However, the manager may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. Additionally, the manager may continue to invest in issuers that move outside such stated policies via dividend reinvestments.

Each fund may be impacted by illiquid investments from time to time, depending upon market conditions and events. An investment, even one that is generally very liquid, may become less liquid or illiquid.

Performance of the funds will vary – performance is affected by changes in the economy and financial markets. The value of a fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

There are two types of fees and expenses you pay when you invest in mutual funds: (i) shareholder fees and (ii) operating expenses. Shareholder fees include sales charges and account fees, as applicable, that you pay directly when you buy or sell shares. Operating expenses incurred annually by each fund are borne indirectly by shareholders. Operating expenses are presented in the Fund Summaries section at the beginning of this prospectus.

Each fund pays for certain support, administrative, distribution and shareholder services and its operational expenses, including custody, transfer agency, printing, legal, and auditing expenses. Each fund also pays the investment adviser to provide investment advisory services.

Additional Information About Shareholder Fees
(fees paid directly from your investment)

Sales Charges — PL High Income Fund and PL Strategic Income Fund	Class A		Class C		Class I

Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	4.25%	[1]	None		None [4]
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None	[2]	1.00%	[3]	None [4]

[1]	The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

[2]	There is a contingent deferred sales charge (CDSC) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

[3]	There is a CDSC on the sale of shares within 1 year of purchase.

18

[4]	Class I shares are sold at NAV without an initial sales charge and do not charge a CDSC.

Sales Charges — PL Short Duration Income Fund	Class A		Class C		Class I

Maximum Front-end Sales Charge on your investment (as a percentage of offering price)	3.00%	[1]	None		None [4]
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)	None	[2]	1.00%	[3]	None [4]

[1]	The sales charge is reduced for purchases of $100,000 or more and is waived in certain circumstances.

[2]	There is a contingent deferred sales charge (CDSC) of 1% on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $500,000 or more where the initial sales charge was waived.

[3]	There is a CDSC on the sale of shares within 1 year of purchase.

[4]	Class I shares are sold at NAV without an initial sales charge and do not charge a CDSC.

Account Fees

Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution.

Additional Information About Operating Expenses

Operating Expense Reimbursements: The investment adviser has contractually agreed to reduce its fees or otherwise reimburse the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund for its operating expenses (including organizational expenses and administration fees, but not including the following, if any: investment advisory fees; distribution and/or service fees; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; dividends on securities sold short; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the PL High Income Fund’s, PL Short Duration Income Fund’s, and PL Strategic Income Fund’s business that exceed an annual rate based on a percentage of these funds’ average daily net assets. The expense cap is 0.20% through June 30, 2015. Such reduction or reimbursement is subject to repayment to the investment adviser, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place to the extent such expenses fall below the expense cap. Any amounts repaid to the investment adviser will have the effect of increasing such expenses of these funds but not above the expense cap. There is no guarantee that the investment adviser will continue to cap expenses after June 30, 2015.

Other Expenses: The Other Expenses include the fee paid to Pacific Life Insurance Company (Pacific Life) for providing or procuring for the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund, certain administrative services, transfer agency services, and certain shareholder services, at an annual rate of 0.30% for Class A and C shares and 0.15% for Class I shares for the PL High Income Fund’s, PL Short Duration Income Fund’s, and PL Strategic Income Fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services. Expenses do not reflect non-recurring fees and expenses.

Examples for Class A Shares Purchased at Net Asset Value: Class A shares may be purchased at net asset value (NAV) (without an initial sales charge) under certain circumstances — See the Class A Initial Sales Charges sub-section within the Overview of the Class A and C Shares section of this prospectus for eligibility. The examples that follow are intended to help eligible persons compare the cost of investing in Class A shares of each fund when purchased at NAV to the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, and that the funds’ annual operating expenses (based on data as presented in the applicable operating expenses tables) remain the same. The examples reflect the current contractual expense caps. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. Keep in mind that this is an estimate — actual expenses may vary.

Your expenses (in dollars) whether you SELL or DON’T SELL your shares at the end of each period are the same, because there are no initial or deferred sales charges associated with Class A shares purchased at NAV.

	Your expenses (in dollars)
	1 Year	3 Years
PL High Income Fund	107	334

PL Short Duration Income Fund	87	271

PL Strategic Income Fund	107	334

19

INTRODUCTION TO SHARE CLASSES

Shares of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund are continuously offered through its principal underwriter, Pacific Select Distributors, Inc. (the distributor). The distributor is an affiliate of the investment adviser, and is also an affiliate of Pacific Life, the Pacific Life Funds’ administrator. Shares of Pacific Life Funds are generally purchased through broker-dealers, which may be affiliated with financial firms, such as banks and retirement plan administrators, and which have entered into a selling group agreement with the distributor (collectively, selling group members). Such selling group members and their registered representatives, as well as other service providers (such as registered investment advisers, banks, trust companies, certified financial planners, third party administrators, recordkeepers, trustees, custodians and financial consultants) may be referred to in the following sections as a “financial intermediary” or “financial intermediaries”.

The PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund offer investors Class A, Class C, and Class I shares. Even though these classes represent ownership of the same fund, respectively, each class is subject to different types and levels of sales charges, and bears different levels of expenses.

Your registered representative can explain to you the various expenses associated with each share class and help you choose the share class that is most appropriate for you. The class of shares that best corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

•	How long do I plan to hold the shares?
•	How much money do I intend to invest?
•	Will I be purchasing more shares in the future?
•	What expenses will I pay for each class?
•	Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Once you understand the differences among the share classes, you can then make an informed decision and select a share class that matches your needs, resources, and investment timeline. Your registered representative will generally receive compensation no matter which share class you select; however, that compensation may vary between share classes and may vary with the size of your investment. Thus, a registered representative may have an incentive for you to invest in one share class over another.

The sections that follow contain more detailed information about the share classes, how to purchase, sell and exchange shares, and other information about the funds.

OVERVIEW OF THE CLASS A AND C SHARES

Sales Charges and Fees By Share Class

Pacific Life Funds offers investors Class A, C and I shares of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund. Even though these classes represent ownership of the same fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses.

For example, if you select Class A shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver. If you select Class I shares, you will not pay any sales charge. However, only certain investors may buy Class I shares as described further in the Overview of the Class I Shares section of this prospectus.

Class A and Class C shares are generally available through broker-dealer and other financial intermediaries.

For more information on share classes or other mutual fund investing topics, please refer to the websites of the Financial Industry Regulatory Authority (FINRA), formerly NASD, (www.FINRA.org/investorinformation) and the SEC (www.sec.gov/investor.shtml).

Class A Shares

Class A shares of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund are charged a 0.25% non 12b-1 Service Fee. Because service fees are paid out of each fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

20

Each purchase is subject to the following front-end sales charge for the PL Short Duration Income Fund:

	Sales charge as a % of	Sales charge as a % of
Investment	offering price	Net Amount Invested

Under $100,000	3.00%	3.09%
$100,000 to under $250,000	2.25%	2.30%
$250,000 to under $500,000	1.50%	1.52%
$500,000 and over	0.00%	0.00%

Each purchase is subject to the following front-end sales charge for the PL High Income Fund and PL Strategic Income Fund:

	Sales charge as a % of	Sales charge as a % of
Investment	offering price	Net Amount Invested

Under $100,000	4.25%	4.44%
$100,000 to under $250,000	3.50%	3.63%
$250,000 to under $500,000	2.25%	2.30%
$500,000 and over	0.00%	0.00%

As noted in the tables above, discounts (breakpoints) are available for larger purchases. For information regarding available discounts, please see the Sales Charges, Redemptions and Waivers section immediately following the descriptions of share class sales charges and CDSC calculation information.

If your account value, including the amount of your current investment, totals $500,000 or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares (for which you did not pay a front-end sales charge) within one year of purchase, you will pay a CDSC of 1%.

Class C Shares

Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00%. Sales charges do not apply to reinvested dividends or capital gain distributions. You may also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. There’s no conversion to Class A shares, so annual expenses continue at the higher Class C level throughout the life of your investment.

The initial and subsequent purchase maximum per transaction for Class C shares is less than $500,000. If you were to invest $500,000 or more, in most cases Class A shares, or Class I shares for eligible investors, would be the most advantageous choice. You should carefully consider whether two or more purchases totaling $500,000 or more are suitable in light of your own circumstances. It is your responsibility to inform your financial intermediary or Pacific Life Funds of any and all other accounts that may be linked together for the purposes of determining whether the application of the right of accumulation or the use of a letter of intent would make Class A shares a more suitable investment than Class C shares.

Calculation of Contingent Deferred Sales Charges (CDSC)

Certain investments in Class A and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will sell shares in the order in which they were purchased (i.e., first in, first out). There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSC, if applicable, will be calculated on loans taken under the Pacific Life Individual(k) Program. A new CDSC period will begin, when applicable, for each investment made in repayment of an outstanding loan under such Program.

Sales Charges, Reductions and Waivers

Aggregating Accounts

Immediate Family Members	You and your “immediate family members” may combine all of your Pacific Life Funds investments to reduce your Class A sales charge. Immediate family members include:
	• Parents	• Spouse or as recognized under local law
	• Siblings	• Children
	• Dependents	• Parents-in-law
	• Brothers-in-law	• Sisters-in-law

21

OVERVIEW OF THE CLASS A AND C SHARES

Entities	If the account owner is an entity (e.g., a trust, a qualified plan, etc) these privileges will apply to the beneficial owners and trustees. For purposes of applying these privileges, investments for the accounts of entities and their affiliates may be aggregated. These privileges are also available to investors who completely or partially invest in accounts with financial intermediaries, e.g., through omnibus accounts or other broker dealers (rather than opening an individual account directly with Pacific Life Funds).

Participants of a SIMPLE and SEP Group Plan	Participants of a SIMPLE IRA or SEP IRA group plan may combine all Pacific Life Funds investments to reduce Class A sales charges. Rights of Accumulation, as described below, is allowed once approved by the plan sponsor and contributions are received at Pacific Life Funds. As a participant, you must elect to combine your account with either the plan or immediate family members. Other personal accounts you own and accounts owned by immediate family members cannot be linked to the SIMPLE IRA or SEP IRA group plan.

Reduction of Initial Sales Charge, Class A Shares
You and your immediate family members can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule; refer to Class A Shares on page 20 for the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund for the sales charge schedule.

Letter of Intent	Allows you to pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, non-retirement, etc.), purchases in the PL High Income Fund, PL Short Duration Income Fund, PL Strategic Income Fund and PL Money Market Fund (which is offered in a separate prospectus), and purchases of Class A shares by your immediate family members. Part of the Letter of Intent amount will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period is insufficient to qualify for the sales charge reduction. Reinvested dividends and capital gain distributions do not count toward the Letter of Intent amount. Withdrawals taken from an account with an active letter of intent will reduce the amount credited towards the letter of intent.

Rights of Accumulation	Allows you and your immediate family members and participants of a SIMPLE and SEP group plan to include the current value or original purchase amounts less withdrawals, whichever is more beneficial, in all share classes of accounts already owned in order to calculate the sales charge breakpoint for the next purchase at the offering price. Accounts holding Class R shares cannot be combined for Rights of Accumulation.

Combination Privilege
You may combine all identified orders, except those with respect to Class R shares of other funds available in the Pacific Life Funds family of funds, received on the same day and processed in a single transaction for a reduced sales charge.

To take advantage of these privileges, the account owner (or beneficial owner or trustee), must identify and provide all applicable Pacific Life Funds account numbers or tax identification numbers, including those account numbers opened through a financial intermediary, to Pacific Life Funds in advance or at the time of the purchase that they qualify for such a reduction. It is the responsibility of the financial intermediary to ensure that an investor obtains the proper “breakpoint” discounts. If the financial intermediary or Pacific Life Funds is not notified that you are eligible for a reduction, you may not receive a sales charge discount that you would be otherwise entitled.

22

Waiver of Class A Initial Sales Charges

Class A shares may be purchased without a front-end sales charge by the following individuals:

• Registered representatives and employees of broker/dealers with a current distribution or selling agreement with Pacific Life Funds and their affiliates;
• Employees of designated asset management firms, other service providers and their affiliates; and
• Immediate family members, as described above under Aggregating Accounts, of all such persons.
• Investors who purchase through a “wrap account” offered through a selling group member that has also entered into a wrap fee program agreement with the funds’ distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the selling group member.

• Investors who purchase through an omnibus account maintained with a financial intermediary that has an agreement with the funds’ distributor and that does not accept or charge the initial sales charge. (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from fund fees and expenses.)

• Qualified retirement plans where the plan’s investments are part of an omnibus account maintained with a financial intermediary that has an agreement with the funds’ distributor and that does not accept or charge the initial sales charge. (Note: Your financial intermediary may charge transaction fees or additional fees that are separate from fund fees and expenses.)
• Pacific Life Individual(k) Program participants who purchase shares in repayment of an outstanding loan under this program.

Reinstatement Privilege	If you sell shares of a fund and withdraw your money from a fund, you may reinstate into the same account and same share class, within 60 days of the date of your redemption, some or all of the proceeds in the fund, or the same share class of any fund that Pacific Life Funds offers that you own at the time of the reinstatement, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares or from the date the shares were exchanged from an initial investment in the PL Money Market Fund (which is offered in a separate prospectus). This privilege can be used only once per calendar year per account. Contact your financial intermediary or Pacific Life Funds customer service at (800) 722-2333 (select Option 2) for additional information. You must identify and provide information to Pacific Life Funds or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because Pacific Life Funds, its transfer agent, and financial intermediaries will not be responsible for providing this information.

Requirements
To receive a front-end sales charge waiver, NAV must be requested on the applicable account application or Account Maintenance Request form to Pacific Life Funds in advance of or at the time of purchase described in this Sales Charges, Reduction and Waivers section, except with respect to the purchase of shares as a repayment of an outstanding loan on a Pacific Life Funds Individual(k) account. Any financial intermediary initiating a purchase at NAV is responsible for verifying that each purchase is executed in accordance with the waiver guidelines outlined above. If your financial intermediary fails to identify that you qualify for a sales charge waiver, your purchase may include a front-end sales charge.

CDSC Waivers
The CDSC for each Class will be waived in the following cases:

•	Redemptions following the permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder. The waiver is available only for shares held at the time of initial determination of permanent disability.
•	Redemptions following the death of a shareholder as long as re-registration is made within one year of death. The waiver is available only for shares held at the time of death.
•	Redemption amounts made through a Systematic Withdrawal Plan (SWP) are limited to 10% per year of the current account value on the day the SWP is established, provided all dividends and distributions are reinvested (CDSC Waiver Eligible Amount). The CDSC Waiver Eligible Amount will remain the same for subsequent SWP redemptions. The SWP redemption amount may be higher or lower than the CDSC Waiver Eligible Amount. Any SWP redemption in excess of the amount eligible for the CDSC waiver may be subject to a CDSC. If the existing SWP is cancelled and a new SWP is established later, a new CDSC Waiver Eligible Amount would be determined.

23

OVERVIEW OF THE CLASS A AND C SHARES

•	Required minimum distributions (RMD), as required under the Internal Revenue Code, to the extent of the RMD amount attributed to your individual retirement account (IRA) with Pacific Life Funds.
•	Excess contributions as required under the Internal Revenue Code.

Any financial intermediary initiating a redemption eligible for a CDSC waiver is responsible for verifying that each redemption is executed in accordance with the CDSC waiver guidelines outlined above. If your financial intermediary fails to identify that you qualify for a CDSC waiver, your redemption may include a CDSC.

If you think that you might be eligible for a CDSC waiver, contact your financial intermediary. To receive a CDSC waiver, Pacific Life Funds must be notified at the time of the redemption request.

Information on breakpoints and CDSC waivers and other information about each class of shares may also be found on the website at www.pacificlife.com under “Mutual Funds,” then “Products & Prospectuses.”

HOW TO BUY, SELL, AND EXCHANGE CLASS A AND C SHARES

You can invest in the funds directly with Pacific Life Funds by using a financial professional or through a broker-dealer or other financial intermediary. Financial intermediaries can help you buy, sell, and exchange shares and maintain your account. Certain financial intermediaries may charge transaction fees or other fees that are in addition to any fees described in this prospectus. The funds can be used in a variety of retirement plans, including individual retirement accounts (IRAs), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEP Rollovers, Individual 401k plans and other qualified plans, such as Coverdell Education Savings Accounts (ESA). Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual retirement account custodial fee or fees to transfer an IRA account to another provider or to take a distribution. Contact your financial professional for more information regarding your options.

Minimums

Account Type / Program	Initial Investment	Subsequent Investment

Retail Accounts	$1,000	$50
IRAs, Roth IRAs, SEP IRAs, SARSEPs	$1,000	$50
SIMPLE IRAs	No minimum	No minimum
Employer Sponsored Retirement Plans	No minimum	No minimum
Preauthorized Investment Program	$50 per draft	$50 per draft

Sales charges may apply to all investments. Pacific Life Funds reserves the right to waive minimum investment amounts, including for certain types of retirement plans. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.

Buying Shares

Method	Opening an account	Adding to an account
Through a Financial Intermediary:	Contact your financial professional	Contact your financial professional

24

Method	Opening an account	Adding to an account
By Mail:	Complete the applicable account application, ensuring that you include your registered representative’s name and appropriate share class. Applications without a registered representative’s name or share class may be returned by Pacific Life Funds. Return the completed application and check made payable to Pacific Life Funds to the following address:	Complete the Add to your Account form included with your quarterly account statement or submit a letter of instruction indicating the desired investment allocations. Make your check payable to Pacific Life Funds and remember to include your account number and investment allocations with your check.

Regular Mail: Pacific Life Funds PO Box 9768 Providence, RI 02940-9768

Overnight Mail:
Pacific Life Funds
Attn: Work Management
4400 Computer Drive
Westborough, MA 01581

Shares are purchased using the next share price calculated after the transfer agent receives your request in proper form at its processing center in Westborough, MA. Please see Execution of Your Requests section on page 29.

By Phone:	Not applicable	To transfer money from your bank account to your Pacific Life Funds account using electronic funds transfer (EFT), call (800) 722-2333 (select Option 2) and provide the fund name and share class, your Pacific Life Funds account number, the name(s) in which the Pacific Life Funds account is registered and the amount of the electronic transfer. Bank information must be open and active on your account. To set up EFT, complete the Financial Institution Information on the Account Application or the Account Maintenance form. EFT may take up to 20 calendar days from receipt of request to become active.

Refer to Telephone Instructions under Execution of Your Requests below for additional information.

By Wire:	To open your account using wired funds, complete the applicable account application and send it to Pacific Life Funds at the address above. Call (800) 722-2333 (select option 2) to obtain your account number and wire instructions.	Once your account is opened, you may call (800) 722-2333 (select Option 2) to obtain wire instructions.

By Preauthorized Investment Program:	You may make systematic investments through a preauthorized transfer from your bank or other financial institution to your Pacific Life Funds account ($50 minimum per fund, per draft, if the initial investment of $1,000 is met). A preauthorized investment plan may take up to 20 calendar days to establish and become active. If a start date is not provided, or occurs during the 20 day set-up period, systematic investments would begin one month from the date the program is established.

25

HOW TO BUY, SELL, AND EXCHANGE CLASS A AND C SHARES

Forms of Payment

Acceptable forms of payment
•   Personal checks or bank draft (cashier’s check, official bank check, or treasury check) drawn on a U.S. bank;
•   Money orders and traveler’s checks in single denominations of more than $10,000 if they were to originate in a U.S. bank;
•   Third party checks when there is a clear connection of the third party to the underlying transaction; and
•   Wire transfers that originate in U.S. banks.

Unacceptable forms of payment
•   Cash;
•   Starter checks;
•   Credit cards or checks drawn against a credit account;
•   Money orders or traveler’s checks in single denominations of $10,000 or less from any institution;
•   Personal check, bank drafts, money orders, traveler’s checks, or wire transfers drawn on non-U.S. banks, even if the payment were effected through a U.S. bank; and
•   Third party checks when there is not a clear connection of the third party to the underlying transaction.

All unacceptable forms of investment will be returned. Pacific Life Funds reserves the right to accept or reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase would be cancelled, and you would be liable for any losses and fees incurred by Pacific Life Funds or its transfer agent.

Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.

Contribution Limits:
Accounts such as Traditional or Roth IRAs, and Coverdell ESAs, have contribution limits that should not be exceeded. If your account were a SIMPLE IRA, SEP IRA, SARSEP or 403(b)(7) or if your account were owned by a qualified plan or an individual 401(k) account, contribution limits would also apply, and contributions by personal check may not be appropriate. Consult your tax adviser for additional information.

Security and Shareholder Protection
To help fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Life Funds may report certain transaction activity to the government. When you open an account, you must provide your full name, date of birth, physical residential address (post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents. Corporations and other non-natural persons may also have to provide additional identifying information.

Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

Selling Shares

You may sell shares by contacting your financial intermediary or Pacific Life Funds directly. Refer to Medallion Signature Guarantees section below for additional guidelines.

In Writing:	To sell shares in writing, send a signed written request or signed distribution form specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. Where applicable, federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

By Telephone:	You may sell shares up to $100,000 in gross value by telephone on certain account types by calling (800) 722-2333 (select Option 2) provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or applicable maintenance form. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.

26

Systematic Withdrawal Program:	You can set up automatic monthly, quarterly, semi-annual or annual redemptions on your account, as long as the value of the account is at least $5,000 at the time the SWP is established. You may redeem a fixed dollar amount (minimum $50), a fixed number of shares (five shares or more), or a whole percentage of the account value, which will be applied to the account value at the time of each SWP redemption in order to determine the redemption amount. Please be aware that SWP redemptions may be subject to a CDSC – See the CDSC Waivers section for applicable waivers. Because a CDSC may apply, it may not be advantageous to you to make additional investments while participating in a SWP. To establish a SWP, you must complete the appropriate sections on the Account Application or the Account Redemption Request form.

Checkwriting:	Checkwriting is not available for the PL High Income Fund, PL Short Duration Income Fund, or PL Strategic Income Fund.

Proceeds will be mailed to an address that has been on record for at least 15 days or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion signature guarantee were to accompany the request. Proceeds can also be wired to a pre-designated bank account (subject to a $10,000 minimum), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application or applicable maintenance form and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution.

Electronic Funds Transfer – You can initiate an electronic funds transfer (EFT) for as little as $50 or as much as $100,000 from your Pacific Life Funds account to your bank account. To set up an EFT, you must complete the Financial Institution Information on the Account Application or the Account Maintenance form. EFT may take up to 20 calendar days from receipt of request to become active.

Medallion Signature Guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion signature guarantee may be required:

•	Redemption requests over $100,000
•	If your address of record was changed within the past 15 days
•	If redemption proceeds are to be sent to an address other than the address of record
•	If redemption proceeds are made payable to a third party payee
•	If redemption proceeds are to be wired to a bank account that has not been established on your account
•	For requests to transfer between Pacific Life Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same
•	Under other circumstances as determined by Pacific Life Funds or the transfer agent

A Medallion signature guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association.

Medallion signature guarantees help ensure that transactions or changes to your account are in fact authorized by you. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

Depending on the class of shares you own, a CDSC may apply. Shareholders may be charged additional expenses for a Pacific Life Funds IRA, including an annual fee or fees to transfer an IRA account to another provider or to take a distribution. We might liquidate shares to cover the IRA annual fee or transfer agent fees, including account, wire or overnight delivery fees. We may also close your account and sell your shares if your account value were to fall below $500 for any reason, without notice, whether as a result of a redemption, an account charge or a reduction in the market value of your account. This may result in a gain or loss for federal income tax purposes and the imposition of a CDSC.

Exchanging Shares

Generally, you may exchange a minimum of $50.00 worth of shares of one fund for shares of any other available fund within the same share class and base account number, excluding the PL Money Market Fund (which is offered in a separate prospectus). Class A, C, or I shares of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund may be exchanged for Class A shares of the PL Money Market Fund. If you acquire shares of the PL Money Market Fund through an exchange involving shares of any other available fund that were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

27

HOW TO BUY, SELL, AND EXCHANGE CLASS A AND C SHARES

Exchanges are considered sales and may result in a gain or loss for federal and state income tax purposes. There are currently no additional sales charges or fees for exchanges, except for Class A shares of the PL Money Market Fund, which may have a front-end sales charge when exchanged into Class A shares of another available fund. Shares subject to a CDSC would begin to age from the date of the initial investment, except if the original shares were shares of the PL Money Market Fund. For assets initially invested in the PL Money Market Fund, the CDSC period, if applicable, will begin when the shares are exchanged into Class A or C shares of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund.

In Writing:	To exchange shares in writing, send a signed written request or signed Investment Exchange Request form specifying the “from” and “to” fund names, account number, name(s) registered on the account and the dollar value or number of shares you wish to exchange. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

By Telephone:	You may exchange shares by telephone on certain account types by calling (800) 722-2333 (select Option 2) provided certain criteria are met. To disable this option, check the appropriate box on your Account Application or applicable maintenance form. Corporate investors and other associations must have an appropriate certification on file authorizing exchanges.

Dollar Cost Averaging
Dollar cost averaging may be used to buy shares of the available funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a “smoothing” of abrupt peaks and drops in price. You may use dollar cost averaging to transfer amounts (via an exchange of shares), either on a monthly, quarterly, semiannual or annual basis, from any available fund with a value of at least $1,000 to one or more other available funds. Each exchange must be for at least $50.

Dollar cost averaging may only be requested in writing by sending a signed letter of instruction or signed account maintenance form specifying the “from” and “to” fund names, account number, name(s) registered on the account and the dollar value or number of shares you wish to exchange. Signatures of all shareholders are required and must match the account registration or the authorized signer on file.

OVERVIEW OF THE CLASS I SHARES

Sales Charges and Fees

Pacific Life Funds offers investors Class I shares of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund. Availability of Class I shares is limited to eligible investors, as described further in the Class I Shares section below.

For more information on share classes and other mutual fund investing topics, please refer to the websites of the Financial Industry Regulatory Authority (FINRA), formerly NASD, (www.FINRA.org/investorinformation) and the SEC (www.sec.gov/investor.shtml).

Class I Shares

Class I shares do not charge sales charges and do not charge distribution or service fees. The Class I shares are generally offered through financial intermediaries that have a selling agreement in place with the distributor of the Pacific Life Funds and are available to certain institutional investors, and directly to certain investors.

Institutional Investors – Institutional investors may include, but are not limited to, corporations, retirement plans, foundations/endowments and investors who purchase through a “wrap account” offered through a selling group member that enters into a wrap fee program agreement with the distributor of the Pacific Life Funds.

Individual Investors – Class I shares are offered directly to the following individual investors: trustees and officers of Pacific Life Funds, directors, officers, and employees of Pacific Life Insurance Company and its affiliates, and immediate family members of all such persons.

HOW TO INVEST IN CLASS I SHARES

This section applies to Class I shares which are generally only available to certain institutional investors, and directly to certain individual investors.

28

Purchase, Exchange and Sale of Shares

Class I shares are generally offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Investors in Class I shares, other than the individual investors noted above, may generally not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Class I shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Minimum Investment – The minimum investment in Class I shares is $500,000. The minimum investment amount may be met by aggregating multiple accounts of the same financial intermediary within the fund. There is no subsequent investment minimum. The minimum is waived for eligible Individual Investors (as described above). Pacific Life Funds reserves the right to waive or change investment minimums for Class I shares.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements, such as investor type and investment minimums. Pacific Life Funds and Pacific Select Distributors, Inc. (PSD), distributor of Pacific Life Funds, reserve the right to reject any request to buy shares.

Medallion Signature Guarantees – To protect against fraud and help verify the identity of the person authorizing a sale of shares from an account, a Medallion signature guarantee may be required:

•	Redemption requests over $100,000.
•	If your address of record was changed within the past 15 days.
•	If redemption proceeds are to be sent to an address other than the address of record.
•	If redemption proceeds are made payable to a third party payee.
•	If redemption proceeds are to be wired to a bank account that has not been established on your account.
•	For requests to transfer between Pacific Life Funds accounts with different registrations, except where one. or more of the account owners (or beneficial owners) are the same.
•	Under other circumstances as determined by Pacific Life Funds or the transfer agent.

A Medallion signature guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association.

Medallion signature guarantees help ensure that transactions or changes to your account are in fact authorized by you. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted.

A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.

Security and shareholder protection – To help fight the funding of terrorism and money laundering activities, federal law generally requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person’s name appears on any governmental agency list of suspected terrorists or terrorist organizations. Pacific Life Funds may report certain transaction activity to the government. When you open an account, you may be required to provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver’s license, passport or other identifying documents, and corporations and other non-natural persons may have to provide additional identifying information.

Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

29

OTHER FUND INFORMATION

Execution of Your Requests

Purchase and sale requests are executed at the next net asset value (NAV), plus or minus any applicable sales charges, determined after an authorized designee receives, or the transfer agent receives at its processing location in Westborough, MA, the order in proper form. The NAV per share plus any applicable sales charge is also known as the offering price. Systematic withdrawals scheduled to fall on a month end (including year-end withdrawals) which is a weekend or holiday, will be deemed an order for the last business day of that month. If you were to purchase by wire, the order would be deemed to be in proper form after the Account Application, telephone notification and the federal funds wire have been received. If an order or payment by wire were received after the close of the New York Stock Exchange (NYSE), which usually closes at 4:00 p.m. Eastern time, the shares would not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the funds will not be issued. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether your intermediary is an “authorized” agent or designee for the receipt of purchase and redemption orders.

Under normal conditions, we will pay redemption proceeds within three business days. However, we have the right to take up to seven days to pay redemption proceeds and may postpone payment longer in the event of unusual circumstances as permitted by applicable law or an economic emergency as determined by the SEC. When you sell shares, we will execute your request at the next determined NAV per share; however, you may be required to wait up to 15 business days before we send your redemption proceeds if the shares that were redeemed were recently purchased by check. This delay is necessary to ensure that the purchase has cleared. To reduce such delay, you should make investments by bank wire or federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

Telephone instructions — Unless you elect not to have telephone exchange and/or sale privileges, they will automatically be available to you. You may modify or discontinue telephone privileges at any time. You may reinstate these privileges in writing. An exchange or sale request must be received and confirmed prior to the close of the NYSE, which usually closes at 4:00 pm Eastern time, in order to receive the NAV calculated on that day. If an order is received and/or confirmed after the close of the NYSE, the order will receive the NAV calculated on the next business day. You may also transact purchases by telephone, if you have established electronic funds transfer (EFT) on your account and your request is received in proper form. A telephone purchase request is considered to be in proper form if it is received and confirmed prior to the close of the NYSE, which usually closes at 4:00 pm Eastern time, and the EFT can be initiated, which requires overnight processing. Because of this, purchase requests generally will receive the NAV calculated on the next business day. Procedures have been established that are reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may include requiring any person requesting a telephone transaction to provide specific identifying information or recording of the telephone conversation. A written confirmation will be sent to the shareholder(s) of record following a telephone transaction. Pacific Life Funds or its designee is authorized to act upon instructions received by telephone and you agree that, so long as the procedures are followed, you will hold harmless and indemnify Pacific Life Funds and/or its administrator or sub-administrator; any of its affiliates; and each of their respective directors, trustees, officers, employees and agents from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with these instructions or the exercise of the telephone privileges. This means that so long as the procedures are followed, you will bear the risk of loss on telephone transaction requests. Pacific Life Funds or its designee reserves the right to deny any transaction request made by telephone. You will be notified immediately if your request cannot be processed over the telephone. Proceeds from telephone transactions will only be mailed to your address of record or sent (via federal funds wire or electronic funds transfer) to your pre-established bank of record. Telephone privileges are not available for all account types. Contact Pacific Life Funds for information on availability.

How Share Prices are Calculated

Determination of Net Asset Value

Each fund is divided into shares. The price of a fund’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each fund’s NAV per share is calculated by taking the total value of a fund’s assets (the value of the securities and other investments a fund holds), subtracting a fund’s liabilities, and dividing by the total number of shares outstanding. The value of each security or other investment is the amount which a fund might reasonably expect to receive for the investment upon its current sale in the ordinary course. The valuation of investments held by a fund is discussed in further detail below.

Each fund’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open, including days when foreign markets are closed. For purposes of calculating the NAV all investments are generally calculated as of the time of the close

30

of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to Pacific Life Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable Contingent Deferred Sales Charge (CDSC). Exchange orders within a fund are effected at NAV, which may have a front-end sales charge when exchanged into Class A shares of another available fund of Pacific Life Funds. For any transaction, we will use the next NAV calculated after Pacific Life Funds or its designee receives, in proper form, a request to buy, sell or exchange shares. However, a fund may, subject to approval by the Board, pay for a sale or exchange, in whole or in part, by a distribution of securities and/or other investments from a fund, in lieu of cash, in accordance with applicable rules.

Each fund’s NAV will not be determined on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of securities and/or instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed on the following days (through June 30, 2012): Jan. 2, 2012; Jan. 16, 2012; Feb. 20, 2012; April 6, 2012; and May 28, 2012.

Investment Valuation

For purposes of calculating the NAV the value of investments held by a fund is based primarily on pricing data obtained from various sources approved by the Board.

•	Money Market Instruments and Short-Term Investments. Money market and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value) it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if a fund sold the investment. Each fund’s investment of other funds for temporary cash purposes are valued at their respective NAVs.

•	Domestic and Foreign Fixed Income Investments. Fixed Income investments are generally valued using the mean between the bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by benchmark, matrix, or other pricing processes approved by the Board.

•	Foreign Equity Investments. Foreign equity investments are normally priced using data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. Pacific Life Funds then may adjust for market events, that occur between the close of certain foreign exchanges and the NYSE. Pacific Life Funds has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using foreign currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

•	Over the Counter (OTC) Investments and Certain Equity Investments. OTC investments, including options contracts and listed investments for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services, which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board.

The Board has adopted procedures (“Trust Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Trust Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a valuation committee approved by the Board or a delegate of the Board.

31

OTHER FUND INFORMATION

Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a fund might reasonably expect to receive upon the current sale of the investments in the ordinary course, such values may differ from the value that a fund would actually realize if the investments were sold.

Market quotes are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

Anti-Market Timing Policies and Exchange Limitations

Pacific Life Funds is not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Frequent short-term trading or trades that involve relatively large amounts of assets in response to short-term fluctuations in the market can disrupt the management of a fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease each funds’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of each funds’ securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on each funds’ performance. While these issues can occur in connection with any of the funds, funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. Accordingly, the Board has adopted anti-market timing policies and exchange limitations.

Pacific Life Funds requires that the limitations specified below on exchanges apply to all persons (i.e., to natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity) investing in the funds of Pacific Life Funds.

To discourage frequent trading, you:

•	are limited to no more than 12 exchanges out of the PL High Income Fund, PL Short Duration Income Fund, or PL Strategic Income Fund per calendar year.
•	may not make more than 2 exchanges out of the PL High Income Fund, PL Short Duration Income Fund, or PL Strategic Income Fund per calendar month.

Pacific Life Funds does not accommodate trading in excess of these limitations. These limitations do not apply to the following transactions: redemptions from Pacific Life Funds, systematic transactions (dollar cost averaging, dividend reinvestments, automatic investment plans); loans and loan repayment; and exchanges from the PL Money Market Fund and the Portfolio Optimization Funds (which are offered in a separate prospectus).

Pacific Life Funds monitors certain large transaction activity in an attempt to detect patterns of trading that may not be in the best interests of the Pacific Life Funds. While these policies have been adopted to attempt to detect and limit trading that is frequent or disruptive to a funds’ operations, there is no assurance that the policies would be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent exchanges should not invest in Pacific Life Funds. Pacific Life Funds maintains sole discretion to restrict or reject, without prior notice, any exchange instructions and to restrict or reject pre-authorized exchange forms from a market timing organization or individual authorized to give exchange instructions on behalf of multiple shareholders, if in the sole discretion of the Pacific Life Funds (or its agent) the requested transactions were to have a negative impact on remaining shareholders.

Pacific Life Funds might limit the size, number, and frequency of exchanges if they were to be disruptive to the management of a fund. Pacific Life Funds may also otherwise restrict, suspend, or reject any exchange request that could be harmful to the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

Pacific Life Funds reserves the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

Pacific Life Funds is unable to directly monitor the trading activity of beneficial owners who hold shares of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund through omnibus accounts (i.e., accounts that are not on the books of the Pacific Life Funds’ transfer agent, for example, third-party 401(k) and other group retirement plans) maintained by financial intermediaries.

Omnibus account arrangements enable financial intermediaries to aggregate share ownership positions of multiple investors and purchase, redeem and exchange shares without the identity of the particular shareholder(s) being known to the Pacific Life Funds. Accordingly, the ability of Pacific Life Funds to monitor, detect or limit frequent share trading activity through omnibus accounts

32

is limited. In such cases, Pacific Life Funds or its agent(s) may request from the financial intermediaries information that differs from that which is normally available to Pacific Life Funds or its agent(s). In such instances, Pacific Life Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If Pacific Life Funds identifies activity that might be indicative of excessive short-term trading activity, Pacific Life Funds or its designated agent will notify the applicable financial intermediary or retirement and benefit plan and request that it provide or review information on individual account transactions so that Pacific Life Funds or the financial intermediary or retirement and benefit plan can determine if any investors were engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, Pacific Life Funds or its designated agent will request that the financial intermediary or retirement and benefit plan take appropriate action to curtail the activity and will also work with the relevant party to do so. Such actions may include actions similar to those that Pacific Life Funds would take such as placing blocks on accounts to prohibit future purchases and exchanges of fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If Pacific Life Funds determines that the financial intermediary or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, Pacific Life Funds or its agents may terminate the relationship. Although these measures are available, there is no assurance that the funds or its agent(s) will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

Retirement and benefit plans include qualified and non-qualified retirement plans, deferred compensation plans and certain other employer sponsored retirement, savings or benefits plans, excluding Individual Retirement Accounts (IRA).

Dividends and Distributions

The PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund intend to distribute substantially all of their net investment income, if any, to shareholders monthly, and realized capital gains, if any, to shareholders annually, although distributions could occur more or less frequently if it is advantageous to a fund and its shareholders. You may automatically reinvest dividends and capital gains distributions into additional shares of the same share class of the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund. No sales charge or CDSC will apply to the reinvested amounts.

Distribution and Servicing Arrangements

Sales and servicing commissions
The distributor pays broker-dealers that sell shares of the Pacific Life Funds various forms of sales and servicing compensation as described in the SAI. The distributor pays a sales commission for selling fund shares and a trail commission for servicing fund shareholders. Trail commissions may take into account, among other things, the length of time each funds’ shares have been held, your account value, and the share class purchased. See the SAI for details of sales and servicing commission amounts.

Sales-based payments, including sales commissions, primarily create incentives to make new sales of fund shares; asset-based payments, including trail commissions, create incentives to retain previously sold fund shares in investor accounts.

Revenue sharing payments
In addition to the sales and servicing commissions noted above, the distributor or an affiliate may pay to selling group members, from their own resources, additional cash compensation in connection with the promotion and sales of fund shares and/or servicing fund shareholders, which may sometimes be referred to as “revenue sharing,” and provide other incentives (non-cash compensation) in connection with the promotion and sale of fund shares. Not all selling group members receive additional compensation and the amount of compensation varies. The range of additional cash compensation based on sales generally does not exceed 0.25% and trail commissions based on account value generally does not exceed 0.20% on an annual basis. Revenue sharing payments, as well as the other compensation and allowances noted below, may provide your brokerage firm with an incentive to favor Pacific Life Funds. In consideration for revenue sharing, a brokerage firm may feature certain funds in its sales system or give preferential access to members of its sales force or management and confer some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance or other heightened visibility and access to the brokerage firm’s sales force that may otherwise influence the way that the brokerage firm and the registered representative market each funds’ shares.

The distributor hopes to benefit from revenue sharing by increasing Pacific Life Funds’ net assets, which, as well as benefiting Pacific Life Funds, would result in additional management and other fees for PLFA and its affiliates.

In addition, PLFA, the distributor or their affiliates may pay amounts from their own resources up to 0.25% of account value on an annual basis to compensate or reimburse certain financial intermediaries for administrative and shareholder services provided to Pacific Life Funds and their shareholders (to the extent Pacific Life Funds does not pay for such costs directly). This includes

33

OTHER FUND INFORMATION

shareholder services provided to plans (and plan participants) or other omnibus accounts (and beneficial owners) holding shares of Pacific Life Funds. The services include but are not limited to, acting as shareholder of record, processing purchase and redemption orders, maintaining account records (e.g., sub-accounting) and delivering account statements, and answering questions.

Other compensation and allowances
The distributor or an affiliate may also pay expense allowances, reimbursements and training allowances. Such payments provide the opportunity for training and other educational programs so that your registered representative may serve you better. The distributor or an affiliate may also reimburse trade or processing charges (e.g., ticket charges) in connection with the sale of the funds’ shares. Registered representatives may also receive non-cash compensation such as educational or training seminars or promotional merchandise. See the SAI for additional details of such other compensation.

Information about your broker
The registered representative, (your broker) who is responsible for selling each funds’ shares to you, typically receives a portion of the compensation that is payable to the selling group member with which he or she is associated, depending on the agreement between your registered representative and his or her firm. The distributor and Pacific Life Funds are not involved in determining that compensation arrangement which may present its own incentives or conflicts. You may ask your registered representative how he or she will personally be compensated for the transaction.

PLFA, the distributor and their affiliates may have other relationships with your brokerage firm relating to the provisions of the service to the Pacific Life Funds, such as providing omnibus account services, transaction processing service or effecting portfolio transactions for funds. If your brokerage firm provides these services, the investment adviser or Pacific Life Funds may compensate the firm for these services. In addition, your brokerage firm may have other compensation relationships with the investment adviser or its affiliates that are not related to the Pacific Life Funds.

Additional information
The compensation that is described in this section as well as in the SAI, and any other compensation or benefits provided by PLFA, the distributor or its affiliates may be more or less than the overall compensation paid to selling group members on similar or other products and may influence your registered representative, broker-dealer, or other financial intermediaries to present or make available Pacific Life Funds over other investment options in the marketplace. You should ask your registered representative or financial intermediary how they are compensated for selling shares of Pacific Life Funds. Please refer to the SAI for additional details on distribution and servicing arrangements, other compensation and allowances, and revenue sharing payments, including the list of broker-dealers or other firms that were receiving revenue sharing payments as of March 31, 2011.

General Summary of Tax Consequences

The following discussion relates only to federal income tax. Refer to the SAI for additional federal income tax information. The consequences under other tax laws may differ. You should consult with your tax adviser regarding the possible application of foreign, state and local income tax laws to fund dividends and capital gains distributions. Pacific Life Funds, its distributor (Pacific Select Distributors, Inc.), its administrator (Pacific Life Insurance Company) and each of their respective affiliates and representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax adviser.

Each fund will distribute substantially all of its income and realized capital gains to its shareholders every year. These distributions are taxed as either ordinary income, “qualified dividends,” or capital gains. Federal taxes on capital gains distributions are determined by how long a fund owned the investments that generated the gains, not how long a shareholder has owned the shares and there is no requirement that the funds take into consideration any tax implications when implementing their investment strategies. Funds with high portfolio turnover may realize gains at an earlier time than funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates. All distributions paid by a fund will be taxable to you regardless of whether they are paid in cash or reinvested in additional shares of a fund. Shareholders should note that a fund may have distributions of income and capital gains to shareholders, which will be taxable to shareholders, even when share values have declined.

Generally, shareholders are subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares. However, shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, are not subject to U.S. federal income tax on fund dividends or distributions or on sales or exchanges of fund shares within such tax exempt accounts. Accordingly, a plan participant whose retirement plan invests in a fund generally is not taxed on dividends or distributions received by the plan or on sales or exchanges of shares of a fund by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income and may be subject to a 10% federal penalty tax if taken prior to the age of 59 1/2.

34

Currently, the maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualified dividends. This rate does not apply to corporate taxpayers. Distributions of earnings from non-qualifying dividends, interest income and short-term capital gains will be taxed at the taxpayer’s ordinary income tax rate. Distributions from funds investing in bonds and other debt instruments, like the PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund, will not generally qualify for the lower rates. In addition, certain holdings period requirements must be satisfied by both a fund and shareholder in order to be eligible for lower rates on qualified dividends. The 15% rate on long-term capital gains and the favorable treatment of qualified dividends is currently scheduled to expire after 2012.

You will owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you were to buy shares on or just before the record date of a fund distribution, you would pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a fund were to declare a distribution in October, November or December but pay it in January, you could or might be taxed on the amount of the distribution as if you were to receive it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to U.S. federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares would be a capital gain or loss if you were to hold the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss would generally be a long-term capital gain or loss if you were to hold the shares for more than one year; otherwise such gain or loss would generally be a short-term capital gain or loss.

You must provide your correct taxpayer identification number and certify that you are not subject to backup withholding for each fund in which you invest. If not, a fund would be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

Document Delivery

Shareholder Mailings – To help reduce fund expenses, environmental waste and the volume of mail you receive, only one copy of Pacific Life Funds’ shareholder documents (such as the prospectus, supplements, announcements, and each annual and semiannual report) may be mailed to shareholders who share the same household address (Householding). You may elect to not participate in Householding by contacting Pacific Life Funds or by opting out via the account application. If you are not currently participating in Householding, you may elect to do so by writing to Pacific Life Funds. The current documents are available on the website at any time or an individual copy of any of these documents may be requested — see back cover for more information.

Unclaimed Property – It is the shareholder’s responsibility to ensure that Pacific Life Funds maintains a correct address for his or her account(s). If Pacific Life Funds, or its transfer agent, is unable to locate a shareholder, it may determine that the shareholder’s account legally has been abandoned. In addition, if your account has no activity in it for a certain period of time, Pacific Life Funds may be required to transfer the assets in your account to the appropriate state under its unclaimed property laws.

Electronic Delivery Consent – Subject to availability and/or current regulations, you may authorize us to provide prospectuses, prospectus supplements, annual and semi-annual reports, quarterly statements and confirmations, proxy statements, privacy notice and other notices and documentation in electronic format when available instead of receiving paper copies of these documents by U.S. mail. You may enroll in this service by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically, or subject to availability, via our Internet website. Not all account documentation and notifications may be currently available in electronic format. You will continue to receive paper copies of any documents and notifications not available in electronic format by U.S. mail. In addition, you will continue to receive paper copies of annual statements if required by state or federal law. By enrolling in this service, you consent to receive in electronic format any documents added in the future. For jointly owned accounts, both owners are consenting to receive information electronically. Documents will be available on our Internet website. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. You must have ready access to a computer with Internet access, an active e-mail account to receive this information electronically, and the ability to read and retain it. You may access and print all documents provided through this service.

If you plan on enrolling in this service, or are currently enrolled, please note that:

•	We impose no additional charge for electronic delivery, although your Internet provider may charge for Internet access.

•	You must provide a current e-mail address and notify Pacific Life Funds promptly when your e-mail address changes.

•	You must update any e-mail filters that may prevent you from receiving e-mail notifications from Pacific Life Funds.

•	You may request a paper copy of the information at any time for no charge, even though you consented to electronic delivery, or if you decide to revoke your consent.

•	For jointly owned accounts, both owners are consenting that the primary owner will receive information electronically. (Only the primary owner will receive e-mail notices.)

•	Electronic delivery will be cancelled if e-mails are returned undeliverable.

•	This consent will remain in effect until you revoke it.

35

OTHER FUND INFORMATION

Pacific Life Funds is not required to deliver this information electronically and may discontinue electronic delivery in whole or in part at any time. If you are currently enrolled in this service, please call (800) 722-2333 (select Option 2) if you would like to revoke your consent, wish to receive a paper copy of the information above, or need to update your e-mail address.

Fund Organization

Pacific Life Funds is organized as a Delaware statutory trust. Its business and affairs are managed by its Board. Pacific Life Funds is comprised of multiple funds, three of which are offered in this prospectus and others are offered in separate prospectuses. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Funds that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Pacific Life Funds may discontinue offering shares of any fund at any time or may offer shares of a new fund. If a fund were discontinued, any investment allocation to that fund would be allocated to another fund upon approval of the trustees, as long as any required regulatory approvals were met.

ABOUT THE MANAGER

Pacific Life Fund Advisors LLC (PLFA), a Delaware limited liability company and wholly-owned subsidiary of Pacific Life Insurance Company, is located at 700 Newport Center Drive, Newport Beach, CA 92660.

In its role as investment adviser, PLFA, subject to review of the Pacific Life Funds’ Board, supervises the management of all of the funds in Pacific Life Funds. PLFA also does business under the name “Pacific Asset Management” and manages the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund under the Pacific Asset Management name. Under an exemptive order from the SEC, PLFA and Pacific Life Funds can hire, terminate and replace the managers (except, as a general matter, managers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected fund will be sent information about the change.

The PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund pay PLFA a management fee for services it provides as investment adviser (see management fee table below). A discussion of the basis for the fund Board’s approval of each fund’s investment advisory contract will be available in each fund’s annual and semi-annual reports to shareholders, as applicable.

Annual Management Fee as of December 19, 2011
(as a percentage of average daily net assets)

PL High Income Fund	0.60%
PL Short Duration Income Fund	0.40%
PL Strategic Income Fund	0.60%

36

The table that follows provides information about the manager and biographies for each individual portfolio manager responsible for making investment decisions for the funds, including their primary title with the manager and positions held during the past five years. The portfolio managers could change from time to time. Each of the portfolio managers is jointly and primarily responsible for the day-to-day management of the funds. With respect to each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and ownership of securities in the funds.

Pacific Asset Management

700 Newport Center Drive, Newport Beach, California 92660

Pacific Life Fund Advisors LLC (PLFA) is the investment adviser to the Pacific Life Funds. PLFA does business under the name “Pacific Asset Management” and manage the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund under the Pacific Asset Management name.

PL HIGH INCOME FUND
Jason R. Rosiak	Senior Managing Director and portfolio manager of Pacific Asset Management since 2007. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including high yield bonds, investment grade bonds, and leveraged loans. Prior to joining Pacific Asset Management, he was an executive director of UBS Investment Bank (UBS) from 2006 to 2007. In 1996, Mr. Rosiak joined PIMCO and was promoted to Vice President in 2000 and to Senior Vice President in 2004. While at PIMCO, he served as a leveraged loan portfolio manager and head of high yield trading from 1996 to 2005 prior to joining UBS. Mr. Rosiak has over 16 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

Brian M. Robertson	Portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson has the responsibility of co-managing the fund and provides research and analysis of investments in the forest product, metals and mining, industrials, and homebuilding sectors. Prior to joining Pacific Asset Management, he was a credit analyst from 2006 to 2007 for Pacific Life’s credit research team where he was responsible for fixed income analysis and leveraged loan credit analysis. He was also an operations analyst for Pacific Life from 2003 to 2006. He has a BA from the University of Michigan.

Michael Long	Portfolio manager of Pacific Asset Management since 2007 and lead portfolio manager and assistant vice president of Pacific Life since 1998. Mr. Long joined Pacific Life in 1994 as an investment analyst. Mr. Long has over 25 years experience in the financial and securities industry, including 6 years in investment analyst positions at Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern Annuity prior to joining Pacific Life. He received a BA from the University of California, Davis and an MBA from Pepperdine University.

PL SHORT DURATION INCOME FUND
David Weismiller, CFA	Managing Director of Pacific Asset Management since 2008. Mr. Weismiller joined Pacific Life in June 2002 and was a former member of Pacific Life’s credit research team and was responsible for fixed income and leveraged loan credit analysis. Prior to joining Pacific Life, Mr. Weismiller was with Comerica Bank, where he was a Commercial Banking Officer responsible for investing in a portfolio of leveraged loans. He has over 13 years of investment experience. He has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk	Managing Director and portfolio manager of Pacific Asset Management since 2007. In addition to serving as a portfolio manager to PAM’s Corporate (Bank) Loan Strategy, Mr. Marzouk has responsibility for covering the Telecommunications, Media and Technology sectors. Prior to joining Pacific Asset Management, Mr. Marzouk was a Vice President in the Leveraged Finance Group at the Royal Bank of Scotland, where he was primarily responsible for originating and structuring bank debt instruments and high yield bonds. Prior to The Royal Bank of Scotland, he worked at UBS Investment Bank, Prudential Financial and Deutsche Bank. Mr. Marzouk has over 13 years of professional investment experience. He received his BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

37

ABOUT THE MANAGER

Pacific Asset Management (continued)
PL STRATEGIC INCOME FUND
Jason R. Rosiak	Senior Managing Director and portfolio manager of Pacific Asset Management since 2007. Mr. Rosiak has responsibility for overseeing Pacific Asset Management’s portfolio management activities, including high yield bonds, investment grade bonds, and leveraged loans. Prior to joining Pacific Asset Management, he was an executive director of UBS Investment Bank (UBS) from 2006 to 2007. In 1996, Mr. Rosiak joined PIMCO and was promoted to Vice President in 2000 and to Senior Vice President in 2004. While at PIMCO, he served as a leveraged loan portfolio manager and head of high yield trading from 1996 to 2005 prior to joining UBS. Mr. Rosiak has over 16 years of investment experience. He has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

Brian M. Robertson	Portfolio manager of Pacific Asset Management since 2008 and senior analyst of Pacific Asset Management since 2007. Mr. Robertson has the responsibility of co-managing the fund and provides research and analysis of investments in the forest product, metals and mining, industrials, and homebuilding sectors. Prior to joining Pacific Asset Management, he was a credit analyst from 2006 to 2007 for Pacific Life’s credit research team where he was responsible for fixed income analysis and leveraged loan credit analysis. He was also an operations analyst for Pacific Life from 2003 to 2006. He has a BA from the University of Michigan.

Alap Shah	Associate Director of Pacific Asset Management since 2008 and portfolio manager of Pacific Asset Management since 2011. Mr. Shah has responsibility for analyzing investment opportunities in Aerospace & Defense, Transportation Services, Industrials, Consumer Services and Gaming & Entertainment sectors. Prior to joining Pacific Asset Management, he was a manager at KPMG from 2003 to 2006 in the Financial Advisory Services group. Prior to KPMG, he worked at Huron Consulting and Arthur Andersen. Mr. Shah has over 8 years of investment experience including M&A due diligence, merger integration assistance, contract support and forensic accounting. He received a BA from the University of California, Irvine and an MBA from the Kellogg School of Management at Northwestern University.

38

FINANCIAL HIGHLIGHTS

Because the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund commenced operations on December 19, 2011, financial highlights are not yet available for this fund.

39

WHERE TO GO FOR MORE INFORMATION

You’ll find more information about Pacific Life Funds in the following documents:

Statement of Additional Information for the PL High Income Fund, PL Short Duration Income Fund, and PL Strategic Income Fund (SAI)
The SAI contains detailed information about each fund’s investments, strategies and risks and a full description of Pacific Life Funds’ policies and procedures regarding the selective disclosure of fund holdings. The SAI is considered to be part of this prospectus because it is incorporated herein by reference.

How to obtain documents
This prospectus and SAI and other regulatory documents of Pacific Life Funds are available on Pacific Life Funds’ website. You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the SEC. The SEC may charge you a fee for this information.

Holdings information
Pacific Life Funds’ unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for a fund are generally posted approximately three to five business days following month-end. There may be an additional delay, as indicated on the website. The adviser reserves the right to post holdings for a fund more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law. This information can be found at www.PacificLife.com/PacificLifeFundsMonthlyHoldings.htm, within the Pacific Life Funds’ prospectus information section, under Additional Pacific Life Funds Information.

How to contact Pacific Life Funds
If you have any questions about a fund, contact:

Regular mail: Pacific Life Funds, P.O. Box 9768, Providence, RI 02940-9768
Express mail: Pacific Life Funds, 4400 Computer Drive, Westborough, MA 01581
Phone: 1-800-722-2333 (select Option 2)
Website: www.PacificLife.com

How to contact the SEC
Regular mail: Public Reference Room of the SEC, 100 F Street, N.E. Washington, D.C. 20549-1520
E-mail: publicinfo@sec.gov
Phone: 1-800-SEC-0330
Website: Visit the EDGAR database at: www.sec.gov

Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. In addition, information about Pacific Life Funds (including the SAI) can be reviewed and copied at the Public Reference Room. After paying a duplicating fee, you may make an electronic request for copies of this information.

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides investor protection education through its website and printed materials. The FINRA website address is www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck may be obtained from FINRA. The FINRA BrokerCheck hotline number is 1-800-289-9999. FINRA does not charge a fee for BrokerCheck services.

SEC file number 811-10385

(THIS PAGE INTENTIONALLY LEFT BLANK)

Pacific Life Funds
Mailing address:
P.O. Box 9768
Providence, RI 02940-9768

Visit us at our Website: www.PacificLife.com
4772-11A

STATEMENT OF ADDITIONAL INFORMATION

Dated December 19, 2011

Pacific Life Funds is an open-end investment management company and consists of 28 investment funds. This Statement of Additional Information (SAI) relates to Class A, C and I Shares of the 3 funds listed below (each a “Fund” and collectively, the “Funds”):

Ticker Symbols
by Share Class
	A	C	I
PL High Income Fund	PLAHX	PLCHX	PLHIX
PL Short Duration Income Fund	PLADX	PLCSX	PLSDX
PL Strategic Income Fund	PLSTX	PLCNX	PLSRX

Pacific Life Funds’ investment adviser is Pacific Life Fund Advisors LLC (Adviser or Manager), a wholly-owned subsidiary of Pacific Life Insurance Company, (Pacific Life). This SAI is intended to supplement the information provided in the Funds’ Prospectus dated December 19, 2011, and any supplements thereto (Prospectus) and has been filed with the Securities and Exchange Commission (SEC) as part of the Pacific Life Funds’ Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectus and retained for future reference. The entire content of this SAI is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from an authorized dealer or from Pacific Life Funds at the internet website or contact information listed below.

Distributor:	Fund information:
Pacific Select Distributors, Inc.	Pacific Life Funds
700 Newport Center Drive	P.O. Box 9768
P.O. Box 9000	Providence, RI 02940-9768
Newport Beach, CA 92660	1-800-722-2333 (select Option 2)

Website: www.PacificLife.com

i

ii

FUND TRANSACTIONS AND BROKERAGE	48
Investment Decisions	48
Brokerage and Research Services	48
Portfolio Turnover	49
Disclosure of Fund Holdings	49
NET ASSET VALUE	50

DISTRIBUTION OF FUND SHARES	52
Distributor and Multi-Class Plan	52
Initial Sales Charge and Contingent Deferred Sales Charge for the PL Short Duration Income Fund	52
Initial Sales Charge and Contingent Deferred Sales Charge for the PL High Income Fund and PL Strategic Income Fund	53
Initial Sales Charge and Contingent Deferred Sales Charge for the PL Short Duration Income Fund, PL High Yield Income Fund and PL Strategic Income Fund	53
Distribution and/or Servicing Plans for Class A, C, and I Shares	54
Distribution and Servicing Arrangements	55
Purchases, Redemptions and Exchanges	56
PERFORMANCE INFORMATION	57
TAXATION	59
Distributions	60
Sales of Shares	60
Backup Withholding	60
Options, Futures and Forward Contracts, and Swap Agreements	60
Short Sales	61
Passive Foreign Investment Companies	61
Foreign Currency Transactions	62
Foreign Taxation	62
Original Issue Discount and Market Discount	62
Constructive Sales	63
Non-U.S. Shareholders	63
Other Taxation	63

OTHER INFORMATION	64
Individual Retirement Accounts	64
Administrative Services	64
Administrator Fees Paid or Owed	64
Transfer Agency and Custody Services	65
Concentration Policy	65
Capitalization	65
Shareholder and Trustee Liability	65
Control Persons and Principal Holders of Securities	66
Voting Rights	66
Independent Registered Public Accounting Firm	66
Counsel	66
Code of Ethics	66
Proxy Voting Policies and Procedures	66
Registration Statement	67
Financial Statements	67

APPENDICES
Description of Fixed Income/Debt Instrument Ratings	Appendix A
Proxy Voting Policies and Procedures	Appendix B

iii

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Funds’ securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF THE FUND

The investment objective and principal investment policies of each Fund are described in the Prospectus. The following description and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Fund, and are intended to supplement the information provided in the Prospectus. The Adviser may, in consultation with the portfolio management team, revise investment policies, strategies and restrictions for a Fund other than fundamental policies of a Fund. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Net assets are assets in each Fund, minus any liabilities. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

Unless otherwise noted, a Fund may invest in other types of securities and investments and/or the portfolio management team may use other investment techniques in managing a Fund, which include those securities, investments and investment techniques not specifically noted or prohibited in the Prospectus or this SAI that the portfolio management team reasonably believes are compatible with the investment objectives and policies of that Fund.

Unless otherwise noted, a Fund may lend up to 33 1/3% of its assets to broker-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities.

PL High Income Fund

As a component of the Fund’s principal investment policies and techniques, which are described in the Prospectus, this Fund invests primarily in fixed-income securities rated Ba or lower by Moody’s, or BB or lower by S&P, or, if unrated, are of comparable quality as determined by the Manager, including corporate debt securities, variable and floating rate securities, senior loans, bank obligations and assignments. For more information on such securities, see the “High Yield Bonds” section as well as Appendix A for more information on fixed income ratings. This Fund may also invest non-principally in: U.S. government securities (including securities of U.S. agencies and instrumentalities); commercial paper; mortgage-related securities; asset-backed securities; firm commitment agreements; when-issued securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks. This Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks).

In seeking higher income, managing this Fund’s duration, or a reduction in principal volatility, this Fund may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, and currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions. This Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

PL Short Duration Income Fund

In addition to the principal investment policies and techniques described in the Prospectus, this Fund may also invest non-principally in: mortgage-backed securities; collateralized mortgage obligations; asset-backed securities; convertible securities; preferred stocks; trust preferreds; debt instruments of developed foreign markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. This Fund may also invest up to 5% of its assets in common stocks.

PL Strategic Income Fund

In addition to the principal investment policies and techniques described in the Prospectus, this Fund may also invest non-principally in: mortgage-backed securities; collateralized mortgage obligations; asset-backed securities; preferred stocks; trust preferreds; debt instruments of developed foreign markets denominated in a local currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities.

Diversification

Each Fund is classified as “diversified.” The term “diversified” under the 1940 Act means that 75% of a Fund’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities and securities of other investment companies.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means the Manager may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by the Manager, or the Manager may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that a Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

U.S. Government Securities

The Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (CPI) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.

However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in a Fund’s gross income. Due to original issue discount, a Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause a Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Real Estate Investment Trusts

Real Estate Investment Trusts (REITs) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the Code), or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although each Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by terrorist acts, war, or other acts that destroy real estate such as natural disasters.

Mortgages and Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, each Fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Pacific Life Funds’ policies concerning diversification and concentration, see the “Diversification” and “Concentration Policy” sections in this SAI.

Mortgages (Directly Held).  Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

The directly placed mortgages in which a Fund may invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, a Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Manager. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Pass-Through Securities.  These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or GNMAs); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

GNMA Certificates.  GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (FHA), or guaranteed by the Department of Veterans Affairs (VA). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose the Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Collateralized Mortgage Obligations (CMOs).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class.

Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (Bonds). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets each Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with each Fund’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (IO) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (1933 Act). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed illiquid and subject to each Fund’s limitations on investment in illiquid securities.

Inverse Floaters and Planned Amortization Class Certificates (PAC).  Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (REMIC) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (SMBS) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to each Fund’s limitations on investments in illiquid securities.

Mortgage Dollar Rolls.  Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of that Fund. Each Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Each Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as financing and does not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Collateralized Debt Obligations (CDOs).  CDOs include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity tranche” which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each Funds’ prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indexes, commodity prices or other financial indicators. Among the types of linked securities in which each Fund can invest in include:

Equity-Linked, Debt Linked and Index-Linked Securities.  Equity-linked, debt-linked, and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that each Fund invests in an equity-linked, debt-linked, or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, each Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”

Currency-Indexed Securities.  Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Each Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because each Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code and the regulations thereunder. Each Fund may obtain such cash from selling other fund holdings which may cause the Fund to incur capital gains or losses on the sale.

High Yield Bonds

High yield bonds are non-investment grade high risk debt securities (high yield bonds are commonly referred to as “junk bonds”).

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in each Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

Each Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of each Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on bond ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Obligations of Stressed, Distressed and Bankrupt Issuers

Each Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of a Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities obligations, the value of which may be less than a Fund’s purchase price of such securities obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities obligations in which a Fund invests, there is a potential risk of loss by a Fund of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of a Fund’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Fund and distributions by a Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditors Committees

Each Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict a Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose a Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that a Fund could be involved in lawsuits related to such activities, which could expose a Fund to additional liabilities that may exceed the value of a Fund’s original investment in the company. See the “Obligations of Stressed, Distressed and Bankrupt Issuers” section above. Each Fund will participate on such committees only when the Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, loans or credit agreements and bank capital securities. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Each Fund will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

Each Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (FDIC); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, each Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $250,000, by the FDIC; (ii) the savings and loan association issuing the security is a member of the FDIC; and (iii) the institution is insured by the FDIC.

Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate liquid assets.

Each Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of a Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of each Fund’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

Each Fund may invest in floating rate senior loans of domestic or foreign borrowers (Senior Loans) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although the Fund may invest in Senior Loans that are not secured by any collateral. Each Fund generally invests in loans that may be in the form of participations and assignments. When investing in loan participations, the fund does not have a direct contractual relationship with the borrower and has no rights against the borrower, i.e., the fund cannot enforce its rights directly; it must rely on intermediaries to enforce its rights. When investing in assignments, the fund steps into the shoes of the intermediary who sold it the assignment and can enforce the assigned rights directly. These rights may include the right to vote along with other lenders on such matters as enforcing the terms of a loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in a loan, and may require a vote by lenders holding two-thirds or more of the investment in a loan. Because a Fund typically does not hold a majority of the investment in any loan, it may not be able by itself to control decisions that require a vote by the lenders.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (LIBOR). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, a Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, a Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. Each Fund’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s net asset value (NAV) per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. Each Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. In addition, floating rate loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede a Fund’s ability to sell loans and can adversely affect a loan’s liquidity and the price that can be obtained.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. Each Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that a Fund has obligated itself to make to the borrower, but that the borrower has not yet requested.

Each Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. Each Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. As a result, as short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio.

The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service. Each Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

In addition, it is conceivable that under emerging legal theories of lender liability, a Fund which purchases an assignment could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Fund.

Each Fund may also be a lender (originator), or part of a group of lenders originating a senior loan. When a Fund is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through setoff. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Fund is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. Each Fund may act as the agent, originator, or principal negotiator or administrator of a Senior Loan.

If a Fund purchases a floating rate loan as part of the original group of lenders or issues loans directly to the borrower (a loan originator/primary lender), it may also be deemed an underwriter and may be subject to underwriting liability and litigation risk. There is a risk that lenders and investors in loans can be sued by other creditors and shareholders of the borrowers, and may need to serve on a creditor’s committee or seek to enforce a Fund’s rights in a bankruptcy proceeding. It is possible that losses could be greater than the original loan amount and that losses could occur years after the principal and interest on the loan has been repaid.

Each Fund may also make its investments in floating rate loans through structured notes or swap agreements. Investments through these instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed.

A Fund may incur legal expense in seeking to enforce its rights under a loan, and there can be no assurance of success or a recovery in excess of a Fund’s expenditures.

Each Fund limits the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to a Fund the direct debtor-creditor relationship with the borrower, current SEC interpretations require a Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether a Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Pacific Life Funds’ investment restriction relating to the lending of funds or assets by a Fund.

Junior Loans.  Each Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (Junior Loans). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Fund purchases municipal securities, that Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counter-party risk of default which could result in a loss to a Fund.

A tax opinion is typically rendered at the time a municipal security is issued and is generally based on the facts and law at that time. For municipal securities purchased in the secondary market, there is a risk that a change in the facts or laws could change a conclusion in the tax opinion and result in the municipal security losing its federal income tax exempt status.

Corporate Debt Securities

The debt securities in which each Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for a Fund, or, if unrated are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest. In the event that a security owned by a Fund is downgraded to below a Fund’s respective minimum ratings criteria, a Fund may nonetheless retain the security.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds.  Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, however, the Fund will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Custodial Receipts and Trust Certificates

Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which each Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, each Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; each Fund may invest in them only if the Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which a Fund may invest. See Appendix A for a description of ratings applicable to commercial paper.

Convertible Securities

Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar nonconvertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (fixed-income component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in non-convertible fixed-income securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, the Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Duration

Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments are important to consider.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Manager of the Fund may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the fund duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing fund duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

Repurchase agreements entail the purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at a Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If the Fund acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the securities held by the Fund should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies or, if not rated by a rating agency, are of equivalent investment quality as determined by the Manager.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Manager to each Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements.

Each Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Fund. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also might incur disposition costs in connection with liquidating the securities.

Borrowing

Each Fund may borrow up to certain limits. A Fund may not borrow if, as a result of such borrowing, the total amount of all money borrowed, including reverse repurchase agreements, by the Fund exceeds 33 1/3% of the value of its total assets (at the time of such borrowing). Each Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of a Fund’s total assets. Specifically, provisions of the 1940 Act require a fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. The cost of borrowing may reduce a Fund’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

Reverse Repurchase Agreements and Other Borrowings

Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by a Fund, with an agreement by a Fund to repurchase the security at a stated price, date and interest payment.

Each Fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase.

Each Fund may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. Each Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, each Fund may make short sales in an attempt to maintain fund flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Fund makes a short sale, a Fund must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium and other transaction costs to borrow the security, which would increase the cost of the security sold short. A Fund must also pay any dividends or interest payable on the security until that Fund replaces the security.

A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, a Fund would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover that Fund’s short position by collateral deposited with the broker or that Fund’s custodian, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, each Fund will be required to segregate cash or liquid securities, marked-to-market daily, in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Short Sales Against the Box

A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. A Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (including Private Placements)

Generally, a security is considered illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued its securities. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. High-yield/high-risk bonds (including floating rate loans) may be less liquid than higher quality investments. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition. Illiquid securities are considered to include among other things, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

Each Fund will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result of such purchases, illiquid holdings would comprise more than 15% of the value of a Fund’s net assets. If through the appreciation of illiquid securities or depreciation of liquid securities, a Fund holds a greater percentage of illiquid securities than its applicable limit, the Manager will take appropriate steps to address Fund liquidity.

The privately placed securities in which each Fund may invest are called restricted securities because there are restrictions or conditions attached to their resale. Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees.

Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. These securities are often called Rule 144A Securities. Each Fund may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by that Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Small Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Precious Metals-Related Securities

Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

Foreign securities may be listed or traded in the form of depositary receipts including, but not limited to, ADRs, EDRs, GDRs, International Depositary Receipts (IDRs) and non-voting depositary receipts (collectively “Depositary Receipts”). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or OTC in the United States. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. Non-voting depositary receipts (NVDRs) represent interests in underlying common stocks but do not have voting rights.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign fund transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in Depositary Receipts may involve many of the same special risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country where currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund will endeavor to achieve the most favorable net results on their fund transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of each Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Transfer Agency and Custody Services” for more information concerning the Pacific Life Funds’ custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets. A Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Included among the emerging market debt obligations in which a Fund may invest are Brady Bonds, which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Investors should understand that the expense ratio of each Fund that invests in foreign securities may be higher than investment companies investing in only domestic securities since the cost of maintaining the custody of foreign securities is higher.

Unless otherwise noted, an issuer of a security may be deemed to be located in a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Investments in Other Investment Company Securities

Under the 1940 Act, subject to certain exceptions, each Fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies and unit investment trusts (UITs). These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for each Fund to invest in such countries. In other cases, when the Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which the Fund may invest are Portfolio Depositary Receipts (PDRs) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or ETFs). PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic equity index (Index Fund). ETFs include, among others, Standard & Poor’s Depositary Receipts (SPDRs), OPALS, Dow Jones Industrial Average Instruments (Diamonds), Nasdaq 100 tracking shares (QQQ) and iShares.

SPDRs.  SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS.  OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

iShares.  iShares track the performance of specified equity market indexes, including the S&P 500. iShares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of iShares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. iShares are Index Fund Shares.

Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Derivatives

Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indexes, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

The Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its

Fund securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of a Fund. In addition, each Fund may receive warrants or other derivatives in connection with corporate actions.

The Manager may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described in the Prospectus and elsewhere in the SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Fund’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

Each Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Pacific Life Funds, on behalf of each Fund, has claimed an exclusion from the definition of a Commodity Pool Operator (CPO) under the Commodity Exchange Act and therefore is not subject to registration as a CPO. There can be no assurance that the use of derivative instruments will benefit the Funds.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate due to the costs of converting from one currency to another. However, each Fund has authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty.

Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or fund positions. Each Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund arising from the purchase and sale of fund securities, the sale and redemption of shares of a Fund, or the payment of dividends and distributions by a Fund. Position hedging is the sale of forward foreign currency contracts with respect to fund security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, each Fund may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which fund securities are or are expected to be denominated. Proxy hedging is often used when a currency in which fund securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, each Fund may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

Each Fund may enter into forward foreign currency contracts under the following circumstances:

1. When a Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency related to anticipated and actual purchases or sales of securities until the security has settled (transaction hedging).

2. When the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of a Fund’s securities denominated in or exposed to such foreign currency (position hedging). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Fund enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of a Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Fund enter into forward contracts under this second circumstance, if, as a result, a Fund will have more than 25% of the value of its total assets committed to the consummation of such contracts.

Each Fund will cover outstanding forward currency contracts by maintaining liquid fund securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying fund securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of a Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of a Fund’s commitments with respect to such contracts.

When the Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, each Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of a Fund’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, a Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating a Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains the security and engages in an offsetting transaction, that Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although each Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Options

Purchasing and Writing Options on Securities.  Each Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, a Fund will continue to receive interest income on such security.

Each Fund may purchase call options on securities to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Each Fund may also allow options to expire unexercised.

In order to earn additional income on its securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. A Fund may effect closing transactions with respect to put options that were previously written.

Each Fund may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow a Fund to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by a Fund is covered if a Fund owns the security underlying the call option or if a Fund holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by a Fund in segregated cash, U.S. government securities or liquid securities marked-to-market daily. The call option is also covered if a Fund maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by a Fund is covered if a Fund sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by a Fund. The put option is also covered if a Fund maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, a Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of a Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Each Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Purchasing and Writing Options on Stock Indexes.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indexes that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index multiplier. A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (OCC).

Gains or losses on a Fund’s transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

Risks of Options Transactions.  There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, a Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions.  Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives each Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s objectives and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. Each Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in each Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options,” “Options on Foreign Currencies,” “Futures Contracts and Options on Futures Contracts,” and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Each Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if a Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Each Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, a Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by a Fund will be “covered.” A call or put option is covered if a Fund holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover a Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of a Fund’s liability under the option written by a Fund less the value of the option held by a Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded OTC, and established trading markets for these options may not exist.

Options on Foreign Currencies

Funds may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its fund.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses on transactions in foreign currency options that would require a Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

Each Fund may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Each Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if a Fund (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its fund; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by a Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Fund is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) a short sale of the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

Each Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a Fund collateralizes the option by segregating cash, U.S. government securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

If a purchase or sale of a futures contract is made by a Fund, a Fund is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (FCM) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Futures on Securities.  A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Fund buys a futures contract to gain exposure to securities, a Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures.  An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy a Fund might employ, a Fund may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchase would enable a Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which a Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Fund would be substantially offset by the ability of a Fund to repurchase at a lower price the interest rate futures contract previously sold. While a Fund could sell the long-term debt security and invest in a short-term security, ordinarily a Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indexes that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

Each Fund may purchase and sell stock index futures contracts to hedge its securities. A Fund may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of a Fund’s securities or an increase in the price of securities that a Fund intends to acquire. For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that a Fund intends to sell. Similarly, to protect against a market advance when a Fund is not fully invested in the securities market, a Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Fund intends to purchase.

Currency Futures.  Each Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

Futures Options.  Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Options on Currency Futures.  Each Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of a another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

Each Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Limitations.  Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC) each Fund is permitted to engage in unlimited futures trading activity without registration with the CFTC.

When purchasing a futures contract, a Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting a Fund to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, a Fund similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by a Fund. When selling a futures contract or selling a put option on a futures contract, a Fund is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting a Fund to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by a Fund. However, with respect to futures contracts that are required to “cash settle”, a Fund, to the extent asset coverage is required, is permitted to set aside or “earmark” liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligation, if any, (in other words, a Fund’s daily net liability from futures contracts, if any). By setting aside assets equal to only its net obligation under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full market value of the futures contracts.

Each Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that Pacific Life Funds’ Board of Trustees determines that their use is consistent with a Fund’s investment objective.

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contracts. While a Fund’s hedging transactions may protect the Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the fund securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the fund securities might decline. If a Fund had hedged its fund against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its fund securities. If a hedging transaction is not successful, a Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that a Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by the Manager.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and a Fund would remain obligated to meet margin requirements until the position is closed.

Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or a Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (proxy) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s securities or adversely affect the prices of securities that a Fund has purchased or intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

Swap Agreements are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate.

In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Each Fund may engage in simple or more complex swap transactions’ involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to a Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit default swaps give one party to a transaction (the buyer of the credit default swap) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued at market value. In the case of a credit default swap sold by a Fund (i.e., where a Fund is selling credit default protection), however, in applying certain of the Funds’ investment policies and restrictions a Fund will value the credit default swap at its notional amount but may value the credit default swap at market value for purposes of applying certain of a Funds’ other investment policies and procedures.

Each Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (par value) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, a Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, a Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, a Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by a Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

A Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Fund. Swap agreements may include: (1) “currency exchange rate,” which involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies; (2) “interest rate,” which involve the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index,” which involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indexes; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default,” which involve an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; and (5) “total return,” which involve the exchange by a Fund with another party of their respective commitments and the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay a Fund the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure a Fund has on the other assets held in its portfolio, a Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, a Fund may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Manager to meet that Fund’s minimum credit criteria at the time the swap is first entered into.

Generally, the swap agreement transactions in which a Fund will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the CFTC.

Risks of Swap Agreements.  The use of swaps and options on swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Fund). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Fund’s volatility. See the “Taxation” section for more information.

Structured Investments and Hybrid Instruments

Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most fixed income securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities and CDOs. Structured investments include potentially high-risk derivatives.

The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional,

U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes a Fund to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by a Fund and it may be difficult for a Fund to sell a structured investment.

A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.

Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Warrants and Rights

Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, a Fund could sustain losses on transactions in warrants that would require a Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (index warrants). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions as set forth below are fundamental policies of each Fund and may not be changed without the approval of a majority of the outstanding voting securities of any Fund. However, the Adviser may revise investment restrictions that are not fundamental policies of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less. Under these restrictions, a Fund may not:

(i) invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(ii) with respect to 75% of its total assets invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) a Fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities of other investment companies.

(iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

(iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in this SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund’s assets); and (c) purchase securities on margin as described in the Prospectus and in this SAI;

(v) make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, a Fund may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law;

(vi) act as an underwriter of securities of other issuers, except, when in connection with the disposition of fund securities, it may be deemed to be an underwriter under the federal securities laws.

The fundamental investment restrictions set forth above may be modified so as to provide a Fund with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to a Fund without receiving prior shareholder approval of the change. With respect to borrowing, pledging, mortgaging or hypothecating its assets, a Fund may only do so with respect to a maximum of one-third of its total assets.

With respect to policy (v) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for a Fund.

Nonfundamental Investment Restrictions

Each Fund is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

(i) invest for the purpose of exercising control or management;

(ii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of a Fund would be invested in such warrants;

(iii) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of a Fund would be invested in such securities;

(iv) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in this SAI, (a) each Fund may engage in futures contracts and options on futures contracts; and (b) each Fund may enter into forward contracts including forward foreign currency contracts;

Unless otherwise indicated all percentage limitations listed above apply to a Fund only at the time into which a transaction is entered. Accordingly, except with respect to borrowing or hypothecating assets of a Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider what steps should be taken to assure liquidity. For purposes of nonfundamental restriction (iv) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

ORGANIZATION AND MANAGEMENT

Pacific Life Funds is a Delaware statutory (formerly business) trust organized on May 21, 2001, and currently consists of twenty-eight separate series (sometimes referred to as funds). The assets of each fund are segregated, and your interest is limited to the fund in which you invest. This SAI relates to the PL High Income Fund, PL Short Duration Income Fund and PL Strategic Income Fund only.

Management Information

The business and affairs of each Fund are managed under the direction of the Board of Trustees under Pacific Life Funds’ Declaration of Trust. Trustees who are not deemed to be “interested persons” of Pacific Life Funds as defined in the 1940 Act are referred to as Independent Trustees. Certain trustees and officers are deemed to be “interested persons” of Pacific Life Funds and thus are referred to as Interested Persons, because of their positions with the Adviser and/or Pacific Life. The trustees and officers of Pacific Life Funds and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer, unless otherwise indicated, is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees hold directorships in companies that file periodic reports with the SEC or other investment companies, other than those listed below:

I. Interested Persons

Number
of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07 (Chief Executive Officer 1/07 to 12/09, President 11/05 to 1/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	78

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/1/10 (President 1/07 to 12/09 and Executive Vice President 6/06 to 1/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 4/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present), Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03) of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	78

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	78

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/13/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and PacificLife Corp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	78

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	78

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/1/11	Vice President and Secretary (01/11 to present) and Assistant Vice President (04/06 to 12/10) and Assistant Secretary (06/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President and Secretary (01/11 to present) and Assistant Vice President (04/06 to 12/10) and Assistant Secretary (02/95 to 12/10) of Pacific Life; Vice President and Secretary (01/11 to present), Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC, and similar positions with other subsidiaries of Pacific Life; and Vice President and Secretary (01/11 to present) of Pacific Select Fund.	78

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	78

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life and Annuity Company; and Vice President (6/06 to present) of Pacific Select Fund.	78

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01 (Assistant Vice President 6/01 to 4/05)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	78

Carleton J. Muench Year of Birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	78

II. Independent Trustees

			Number
			of Funds
	Position(s) with Pacific Life	Current Directorship(s) Held and	in Fund
	Funds and Length of Time	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	Served[1]	(and certain additional occupation information)	Overseen[2]

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) of Eastern Michigan University.	78

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	78

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Fund; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to present) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	78

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	78

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	78

[1]	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

[2]	As of December 19, 2011, the Fund Complex consisted of Pacific Select Fund (50 portfolios) and Pacific Life Funds (28 funds).

Board of Trustees

Additional Information Concerning Our Board of Trustees

The Role of the Board.  The Board of Trustees (Board) oversees the management and operations of Pacific Life Funds. Like most mutual funds, the day-to-day management and operation of Pacific Life Funds is performed by various service providers to Pacific Life Funds, such as Pacific Life Funds’ Adviser, Distributor, Administrator, Custodian, and Transfer Agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of

Pacific Life Funds, with responsibility to monitor and report to the Board on Pacific Life Funds’ operations. The Board receives regular reports from these officers and service providers regarding Pacific Life Funds’ operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of Pacific Life Funds’ Funds. The Board has appointed a Fund Chief Compliance Officer who administers Pacific Life Funds’ compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Pacific Life Funds’ operations. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled “Board Meetings”, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of its oversight role does not make the Board a guarantor of Pacific Life Funds’ investments, operations or activities.

Board Structure, Leadership.  The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Valuation Committee, which are discussed in greater detail under “Organization and Management of Pacific Life Funds — Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is the Chairman and Chief Executive Officer (CEO) of Pacific Life and President and CEO of the Adviser. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. The Independent Trustees, including the Lead Independent Trustee, help identify matters for consideration by the Board and the Lead Independent Trustee regularly participates in the agenda setting process for Board Meetings. The Lead Independent Trustee serves as Chairman of Pacific Life Funds’ Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to Pacific Life Funds. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with Pacific Life Funds. The Board reviews its structure annually. In developing its structure, the Board has considered that the Chairman of the Board, as the Chairman and CEO of Pacific Life and President and CEO of the Adviser, can provide valuable input as to, among other things, the operation of the Adviser and Pacific Life, their financial condition and business plans relating to Pacific Life Funds. The Board has also determined that the structure of the Lead Independent Trustee and the function and composition of the Policy, Audit, Governance and Valuation Committees are appropriate means to provide effective oversight on behalf of Pacific Life Funds’ shareholders and address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management.  As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Policy Committee periodically receives reports from Pacific Life and its chief risk officer as to Pacific Life’s enterprise risk management. The Policy Committee also receives periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Portfolio Management firms or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Fund’s independent registered public accounting firm and, when appropriate, with other Pacific Life personnel to discuss, among other things, the internal control structure of Pacific Life Funds’ financial reporting function. The full Board receives reports from the Adviser and Managers as to investment risks as well as other risks that may be also discussed in Policy or Audit Committee. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with Pacific Life Funds and the manner in which those risks are addressed.

Information About Each Trustee’s Qualification, Experience, Attributes or Skills.  The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of Pacific Life Funds in light of Pacific Life Funds’ business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on boards for organizations other than Pacific Life Funds, and has served on the Board for a number of years. They therefore have substantial board experience and, in their service to Pacific Life Funds, have gained substantial insight as to the operation of Pacific Life Funds and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Pacific Life Funds’ Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Pacific Life Funds. As the Trustees also serve as trustees of the Pacific Select Fund (all shareholders of which are insurance or annuity clients of Pacific Life), certain of the Trustee Attributes may be particularly relevant to their service on the Board of the Pacific Select Fund while other attributes may be equally applicable to their service on both trusts.

In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of Trustees of Pacific Select Fund and Pacific Life Funds, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Morris is Chairman and CEO of Pacific Life and President and CEO of the Adviser. In these positions, Mr. Morris has intimate knowledge of Pacific Life and the Adviser, their products, operations, personnel, and financial resources. His position of influence and responsibility at Pacific Life, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of Pacific Life Funds.

Mr. Blackmon has insurance company and financial accounting experience as a former Chief Financial Officer of Zurich Life and Alexander Hamilton Life Insurance Company as well board experience as a director of Trustmark Mutual Holding Company (an insurance company).

Ms. Caruso has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience.

Ms. Moore has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Mr. Willis has financial accounting experience as a Certified Public Accountant and was a former Audit Partner in the investment company practice at PricewaterhouseCoopers LLP.

Committees.  The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Governance Committee and the Valuation Committee.

The members of the Audit Committee include each Independent Trustee of Pacific Life Funds. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended March 31, 2011.

The members of the Policy Committee include each Independent Trustee of Pacific Life Funds. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Board of Trustees for their review and/or consideration for approval at Board Meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met six times during the fiscal year ended March 31, 2011.

The members of the Governance Committee include each Independent Trustee of Pacific Life Funds. The Governance Committee of the Board is responsible for the Board of Trustees’ self assessment and related matters as well as screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Governance Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Pacific Life Funds. Recommendations should be submitted to: Pacific Life Funds, 700 Newport Center Drive, Newport Beach, California 92660, Attention: Chairperson, Governance Committee. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met two times during the fiscal year ended March 31, 2011.

The members of the Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of Pacific Life Funds. The two or more Trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Pacific Life Funds’ valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and reviewing fair value determinations made by the Adviser or a Manager on behalf of the Board as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee met one time during the fiscal year ended March 31, 2011.

Equity Ownership of Trustees

As of December 31, 2010, the trustees as a group beneficially owned less than 1% of the outstanding shares of Pacific Life Funds. The table below shows the dollar range of equity securities beneficially owned by each trustee as of December 31, 2010 (i) in Pacific Life Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee in the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen by Trustee in
Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	the Family of Investment Companies[1,2]

James T. Morris[3]	None	Over $100,000

Frederick L. Blackmon	None	Over $100,000

Gale K. Caruso	None	$10,001 - $50,000

Lucie H. Moore	None	None

Nooruddin (Rudy) S. Veerjee	None	None

G. Thomas Willis	None	Over $100,000

[1]	A Trustee who defers compensation has the option to select credit rate options that track the performance of the Class A and P shares, as applicable, of the corresponding series of the Pacific Life Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation as of December 31, 2010, which track the performance of the funds of Pacific Life Funds as described in the Deferred Compensation Agreement section. Lucie H. Moore — $10,001-$50,000 and Nooruddin (Rudy) S. Veerjee — $10,001-$50,000.

[2]	The Family of Investment Companies includes Pacific Select Fund and Pacific Life Funds.

[3]	James T. Morris is an interested Person of the Fund because of positions with PLFA and Pacific Life.

Retirement Policy for Independent Trustees

The Trustees have adopted a retirement policy for the Independent Trustees.

A Trustee shall retire from the Board of Trustees on or before December 31 of the year in which that Trustee turns age 72. An exception may be made to this policy provided the exception is approved unanimously by all of the trustees then in office.

Deferred Compensation Agreement

Pursuant to the Deferred Compensation Agreement, a Trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by Pacific Life Funds or any other entity considered a “single employer” under the Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of Pacific Life Funds that are payable in accordance with the Deferred Compensation Agreement. A Trustee who defers compensation has the option to select credit rate options that track the performance of Class A and P shares, as applicable, of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation or depreciation of a Trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the Trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the Trustee ceases to be a Trustee of Pacific Life Funds. If a Trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the Trustee’s death. Effective January 1, 2005, the old Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a Trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Deferred Compensation Agreement provides that a Trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than twelve months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.

Compensation

The following table shows the compensation paid to the Pacific Life Funds’ Independent Trustees:

	Aggregate	Pension or	Total
	Compensation	Retirement Benefits	Compensation
	from	Accrued as Part of	from Fund
	Pacific Life	Pacific Life Funds’	Complex Paid
Name	Funds	Expenses	to Trustees[1]

Frederick L. Blackmon	$33,000	N/A	$216,000
Gale K. Caruso	$33,000	N/A	$216,000
Lucie H. Moore	$34,000	N/A	$224,500
Nooruddin (Rudy) S. Veerjee	$35,000	N/A	$275,500
G. Thomas Willis	$34,000	N/A	$244,000

	$169,000	N/A	$1,176,000

[1]	Compensation paid by Pacific Select Fund and Pacific Life Funds (together the Fund Complex) is for the fiscal years ended December 31, 2010 and March 31, 2011, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

Investment Adviser

Pacific Life Fund Advisors LLC (Adviser or Manager) serves as Investment Adviser to the Pacific Life Funds pursuant to a transfer agreement dated May 1, 2007, which transferred the Investment Advisory Agreement dated June 13, 2001, as amended, (Advisory Agreement) between Pacific Life Insurance Company (Pacific Life) and the Pacific Life Funds, from Pacific Life to the Adviser, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. The Adviser is located at 700 Newport Center Drive, Newport Beach, California 92660. The Adviser also does business under the name “Pacific Asset Management” and manages certain Funds of the Pacific Life Funds under that name. See the “Information About the Manager” section in this document for more information.

Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.

Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California.” It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

The Adviser is responsible for supervising the investment program for the Pacific Life Funds. The Adviser also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Pacific Life Funds, periodic reports on the investment performance of the Fund. Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Pacific Life Funds in accordance with applicable laws and regulations.

The Advisory Agreement was most recently approved with respect to the Funds in September 2011 and with respect to all other series of Pacific Life Funds in December 2011, in each case by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meetings held on those dates. The Advisory Agreement will continue in effect with respect to the Funds until December 31, 2012, and from year to year thereafter, provided such continuance is approved annually by (i) the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Pacific Life Funds and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the trustees or the shareholders of the Pacific Life Funds, or by the Adviser, on 60 days’ written notice by any party to the Advisory Agreement, and will terminate automatically if assigned.

Advisory Fee Schedule

Pacific Life Funds pays the Adviser, for its services under the Advisory Contract, a fee on an annual percentage of the average daily net assets of a Fund, which is computed and accrued daily and paid monthly, according to the following schedule:

Annual Advisory Fee
Fund	(as a percentage of average daily net assets)

PL High Income Fund	0.60%
PL Short Duration Income Fund	0.40%
PL Strategic Income Fund	0.60%

Advisory Fees Paid or Owed.  Each Fund commenced operations on December 19, 2011, as such there are no advisory fees paid or owed for the prior fiscal year.

Pacific Life Funds, Pacific Life and the Adviser have entered into an agreement, effective May 1, 2007, for support services (Agreement) pursuant to which Pacific Life Funds will also compensate the Adviser at approximate cost for support services. Under the terms of the Agreement, it is not intended that the Adviser will profit from these services. See the Administrative Services sub-section in the “Other Information” section for more information on support services.

During the term of the Advisory Contract, except as noted above, the Adviser will pay all expenses incurred in connection with activities covered under the Advisory Contract, except expenses that are assumed by the Funds or otherwise provided for in another agreement. Each Fund is responsible for all of the other expenses of its operations, including, without limitation, the management fee payable to the Adviser; brokerage commissions; interest; legal fees and expenses of attorneys; the costs of accounting services; expenses of maintaining the Funds’ legal existence; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating the Funds’ net asset value; taxes, if any, and the preparation of the Funds’ tax returns; cost of any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the Funds under federal and state laws and regulations; expenses of overseeing and administering the Funds’ regulatory compliance program; expenses of disposition or offering any of the portfolio securities held by the Funds; expenses of preparing reports, notices and proxy statements and printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and trustee meetings; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of trustees, officers and employees of Pacific Life Funds who are not officers, employees, trustees or directors of the Adviser, Pacific Life or any sub-adviser, or their affiliates (provided, however, that the Funds may compensate the Adviser and/or Pacific Life at approximate cost for legal, compliance, accounting, tax and chief compliance officer services by personnel of the Adviser and/or Pacific Life, including individuals who may be officers or Trustees of the Pacific Life Funds, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to the Funds — see “Other Information — Administrative Services” below); trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses.

The Adviser has contractually agreed to reduce its fees or otherwise reimburse the Funds for their operating expenses (including organizational expenses and administration fees, but not including the following: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest; taxes (including foreign taxes on dividends, interest and gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business) that exceed an annual rate based on a percentage of each Fund’s average daily net assets. The expense cap is 0.20% through June 30, 2015. Such reduction or reimbursement is subject to repayment to the Adviser, for a period of 3 years from the end of the fiscal year in which the reduction or reimbursement took place to the extent such expenses fall below the expense cap. Any amounts repaid to the Adviser will have the effect of increasing such expenses of the fund but not above the expense cap. There is no guarantee that the Adviser will continue to cap expenses after June 30, 2015.

Reimbursements/Reductions.  The Funds commenced operations on December 19, 2011, as such there were no reimbursements or reductions made for the prior fiscal year.

Other Expenses of Pacific Life Funds

Pacific Life Funds bears all costs of its operations. These costs may include, but are not limited to, expenses for custody, legal, audit and tax fees, transfer agency out of pocket fees, administration fees, fees and expenses of the Independent Trustees, organizational expenses and other expenses of its operations, including the costs of support services.

Pacific Life Funds is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining Pacific Life Funds’ legal existence, shareholder meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

Expenses directly attributable to a particular Fund, are charged to that Fund; other expenses are allocated proportionately among all the Pacific Life Funds in relation to the net assets of each Fund.

INFORMATION ABOUT THE MANAGER

The following provides information regarding the portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in Pacific Life Funds. Each individual or team member is referred to as a portfolio manager in this section.

Compensation Structures and Methods

The Manager strives to provide pay programs that will attract, retain, and motivate qualified employees. The pay programs and structures are designed to establish equitable and competitive pay levels for employees while recognizing differences in responsibilities and individual performance. The Manager’s goal is to link total annual compensation (both salary and incentive pay programs) to organizational and personal performance. Company performance and the portfolio manager’s performance directly impact the amount of total compensation they receive each year. The Manager offers a multi-level compensation structure for portfolio managers:

•	Fixed compensation is given as a base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objectives of the portfolio manager.

•	Portfolio managers are eligible to receive an annual variable incentive bonus. The incentive pay program is a significant component of overall compensation based on company performance and individual employee performance designed to link performance to pay. The portfolio managers’ individual performance is evaluated annually based on a variety of factors. The portfolio manager’s performance is compared to the appropriate benchmark index over one and three year periods. The benchmark used to measure the performance of the portfolio managers for the PL High Income Fund is Barclays US High Yield 2% Issuer Capped Index, for the PL Short Duration Bond is Barclays Capital 1-3 year Gov/Credit Index, and for the PL Strategic Income is Barclays Capital US Aggregate Index.

•	Additionally, the portfolio managers are eligible for traditional health care benefits and 401(k) retirement benefits.

Other Accounts Managed

The following table reflects information regarding accounts, other than the Fund, for which each portfolio manager has day-to-day management responsibilities. For the accounts presented, it is possible that an individual manager may only manage a portion of the assets of a particular account and such portion may be substantially lower than the total assets of such account. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts.

	ASSET BASED FEES AS OF 9/30/11
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

PL High Income
Jason R. Rosiak	5	$2,443,408,371	None	N/A	3	$384,023,918
Brian M. Robertson	3	$2,264,311,129	None	N/A	None	N/A
Michael Long	1	$1,250,662,874	None	N/A	None	N/A

PL Short Duration Income
David Weismiller	1	$145,740,098	None	N/A	2	$204,163,909
Michael Marzouk	1	$33,357,144	None	N/A	1	$179,860,009

PL Strategic Income
Jason R. Rosiak	5	$2,443,408,371	None	N/A	3	$384,023,918
Brian M. Robertson	3	$2,264,311,129	None	N/A	None	N/A
Alap Shah	None	N/A	None	N/A	None	N/A

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account.

While material conflicts of interests may arise with respect to management of each Fund, the Manager has adopted policies and procedures to address any potential material conflicts, should they arise. In particular, trade allocation and affiliated persons transaction policies and procedures include controls and reviews to detect and monitor potential material conflicts.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own securities of a Fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about a Fund’s performance. There is no beneficial ownership by a portfolio manager to currently report, as the Funds did not commence operations until December 19, 2011.

FUND TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Funds and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

It also sometimes happens that the Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between a Fund and the Manager’s other clients in a manner deemed fair and reasonable by the Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent a Fund seeks to acquire the same security at the same time as another Manager client, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. The Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The Manager for the Funds places all orders for the purchase and sale of fund securities, options, and futures contracts and other investments for the Funds through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Manager will attempt to obtain the best net results for the Funds taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of fund securities in transactions on United States stock exchanges for the account of a Fund, the Manager may pay higher commission rates than the lowest available when the Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

Some securities considered for investment by a Fund may also be appropriate for other clients served by the Manager. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Manager is considered at or about the same time, transactions in such securities will be allocated among a Fund and such clients in a manner deemed fair and reasonable by the Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Manager, and the results of such allocations, are subject to periodic review by the Pacific Life Funds’ Adviser and/or Board of Trustees.

As permitted by Section 28(e) of the 1934 Act, the Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Manager, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute fund transactions for the clients of such advisers. Consistent with this practice, the Manager for a Fund may receive research services from many broker-dealers with which the Manager places a Fund’s transactions. The Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager in advising its various clients (including Pacific Life Funds), although not all of these services are necessarily useful and of value in managing a Fund. The advisory fee paid by the Pacific Life Funds is not reduced because the Manager and its affiliates receive such services.

As noted above, the Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Manager with research in addition to selling the securities (at the fixed public offering price) to a Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit a Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the Financial Industry Regulatory Authority, formerly the NASD (FINRA) has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The Funds commenced operations on December 19, 2011, as such there were no brokerage commissions incurred for the prior fiscal year.

During the fiscal year ended March 31, 2011, the Funds did not acquire or sell securities of its regular broker-dealers and/or its regular broker-dealers’ parent company because the Funds did not commence operations until after that date.

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, long term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for a Fund will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the Manager. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Each Fund may engage in active and frequent trading which could result in higher trading costs and reduce performance.

Disclosure of Fund Holdings

It is the policy of Pacific Life Funds (including the each Fund) and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about Pacific Life Funds’ portfolio holdings. Pacific Life Funds and each of its service providers must adhere to Pacific Life Funds’ policies and procedures on disclosure of portfolio holdings (Disclosure Policies). The Disclosure Policies are meant to protect the interests of Pacific Life Funds shareholders and to address potential conflicts of interests that could arise between the interest of Pacific Life Funds’ shareholders and the interests of the Adviser, Pacific Select Distributors, Inc. (the Distributor), or affiliated persons of Pacific Life Funds, the Adviser or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the such Fund, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Pacific Life Funds holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of Pacific Life Funds may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a portfolio’s holdings to service providers. Certain service providers may receive portfolio holdings information without any lag, depending upon the circumstances, to the extent necessary or appropriate to provide services to Pacific Life Funds, and may include Pacific Life Funds’ custodian, accountant, transfer agent, independent registered public accounting firm and legal counsel, as well as independent legal counsel to the Independent Trustees.

Pacific Life Funds, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Pacific Life Funds, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

Presently, Pacific Life Funds’ unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for the Fund is generally posted approximately three to five business days following month-end. There may be an additional delay, as indicated on the website. The Adviser reserves the right to post holdings for a Fund more frequently than monthly, but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted, or longer if required by law. This information can be found at www.PacificLife.com/PacificFundsMonthlyHoldings.htm.

Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of Pacific Life Funds, which currently are the custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and portfolio managers, in connection with the provision of services to Pacific Life Funds. Each of these service providers (i) has entered into an agreement with Pacific Life Funds to maintain Pacific Life Funds information as confidential (which would include portfolio holdings information); (ii) must adhere to Pacific Life Funds’ Disclosure Policies; and (iii) has legal obligations to maintain Pacific Life Funds information as confidential as well as to not trade on non-public information. Pacific Life Funds’ holdings are also disclosed to Pacific Life Funds’ legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has a contractual obligation to keep the holdings confidential, as well as to not trade on such non-public information.

If Pacific Life Funds, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of Pacific Life Funds’ service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.

Pacific Life Funds currently relies on the contractual obligations of Pacific Life Funds’ service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. Pacific Life Funds has initiated a process whereby Pacific Life Funds’ portfolio managers in possession of non-public portfolio holdings information regarding Pacific Life Funds are asked to provide written confirmation as to compliance with the Pacific Life Funds’ portfolio holdings confidentiality policy.

No compensation is received by Pacific Life Funds, the Adviser or Pacific Life in connection with the disclosure of portfolio holdings information.

Notwithstanding anything in the Disclosure Policies to the contrary, the Pacific Life Funds’ Board of Trustees or its Chief Compliance Officer (CCO) may, on a case-by-case basis, authorize disclosure of the Pacific Life Funds’ portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

Pacific Life Funds’ CCO receives reports of violations of the Disclosure Policies by Pacific Life Funds and the Adviser. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “material compliance matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to Pacific Life Funds’ Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE

Each Fund is divided into shares. Shares of a Fund are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. A Fund’s net asset value (NAV) is calculated by taking the total value of its assets, subtracting the liabilities, and then dividing by the number of shares outstanding. As a general principle, in determining a Fund’s NAV, the value of securities and other instruments (each an “Investment”) is the amount which Pacific Life Funds might reasonably expect to receive for the Investment upon its current sale in the ordinary course.

The NAV is determined once each business day, on each day the New York Stock Exchange (NYSE) is open for trading, including when foreign markets are closed. For purposes of calculating the NAV, all Investments are generally calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time. Information that becomes known to Pacific Life Funds or its agents after the time that NAV is calculated on a particular day will not normally be used to retroactively adjust the price of an Investment or the NAV determined earlier that day.

Money Market Instruments and Short-Term Investments.  Money market instruments and short-term Investments maturing within 60 days in the Funds are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuating, Investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation and approximates market value, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if Pacific Life Funds sold the Investment. During such periods the yield to investors may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio Investments.

Domestic Equity Investments.  For domestic equity Investments, a Fund normally uses the last reported sale price received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. If the last reported sales price is not available, valuation is based on the mean between representative bid and asked quotations obtained from a quotation and valuation reporting system or from established market makers or broker dealers.

Foreign Equity Investments.  Foreign Investments are normally priced using data reflecting the closing of the principal markets or market participants for those Investments, which may be earlier than the NYSE close. Pacific Life Funds may then adjust for market events, which may occur between the close of certain foreign exchanges and the NYSE. Pacific Life Funds has retained an independent statistical service approved by Pacific Life Funds’ Board of Trustees (the “Board”) to assist in determining the value of certain foreign equity Investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations. Quotations of foreign Investments in foreign currencies and those valued using forward currency rates are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Over-the-Counter (OTC) Investments and Certain Equity Investments.  OTC Investments, including options contracts, and listed Investments for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by Pacific Life Funds’ Board. When a Fund writes a put or call option, the amount of the premium is included in a Fund’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by a Fund is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

Fixed Income Investments, including Domestic and Foreign Investments.  Fixed Income Investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix or other pricing processes approved by Pacific Life Funds’ Board.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board.  The Board has adopted procedures (Pacific Life Funds’ Procedures) that include methodologies approved for valuing investments in circumstances where market quotes are deemed not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such Investments in accordance with alternative valuation methodologies under Pacific Life Funds’ Procedures which may include, among others, the use of broker quotes, the use of a purchase price for an IPO, proration rates, and benchmark and matrix pricing. In the event that market quotes or Board approved alternative valuation methodologies are not readily available or reliable, the value of the Investments will be determined in good faith by a Trustee Valuation Committee or determined by a valuation committee approved by the Board or a delegate of the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such Investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the sale of the Investments in the ordinary course, such values may differ from the value that a Fund would actually realize if the Investments were sold.

Market quotes are considered unreliable or not readily available if; (1) the market quotes received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular Investment, or (3) the Board or a valuation committee learns of material events that occurred after the close of the principal market for a particular Investment but prior to the close of the NYSE.

DISTRIBUTION OF FUND SHARES

Distributor and Multi-Class Plan

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as the principal underwriter and distributor (Distributor) of the continuous offering of each class of the Pacific Life Funds’ shares pursuant to a Distribution Agreement (Distribution Agreement) with Pacific Life Funds, which is subject to annual approval by Pacific Life Funds’ Board of Trustees. The Distributor, located at 700 Newport Center Drive, P.O. Box 9000, Newport Beach, California 92660, is a broker-dealer registered with the SEC. The Distribution Agreement is terminable with respect to a Fund or class without penalty, at any time, by a Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to Pacific Life Funds. The Distributor is not obligated to sell any specific amount of Pacific Life Funds’ shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares, and receives a distribution and/or servicing fee with respect to each share class.

After its initial period, the Distribution Agreement will continue in effect with respect to a Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of Pacific Life Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Agreement or the Service Plan described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Agreement is terminated (or not renewed) with respect to a Fund or one or more of the classes thereof, it may continue in effect with respect to any class of any other fund as to which it has not been terminated (or has been renewed).

Each of the Funds currently offers Class A, C and I shares.

Class A, C and I shares of the Funds are offered through firms which are members of FINRA, and which have selling or dealer agreements with the Distributor (each, a “selling group member”).

Pacific Life Funds has adopted a Multi-Class Plan (Multi-Class Plan) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each fund, including the Funds, represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class bears any class-specific expenses allocated to it; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears specific expenses allocated to such class, such as expenses related to the shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of a Fund’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of a Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge for the PL Short Duration Income Fund

As described in the Prospectus, Class A shares of the PL Short Duration Income Fund are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. A contingent deferred sales charge (CDSC) is imposed upon certain redemptions of the Class A.

	Maximum Sales Charge (Load)
		Front-end	Amount Reallowed
Class A	Investment	Charge	to Dealers[1]

	Under $100,000	3.00%	2.50%
	$100,000 to under $250,000	2.25%	1.75%
	$250,000 to under $500,000	1.50%	1.25%
	$500,000 and over[2]	0.00%	0.00%[3]

[1]	The Distributor will also pay selling group members an annual servicing fee (trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between distributor and selling group member. The Distributor receives a service fee from the fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

[2]	For purchases in which the account value totals $500,000 or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

[3]	The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Initial Sales Charge and Contingent Deferred Sales Charge for the PL High Income Fund and PL Strategic Income Fund

As described in the Prospectus, Class A shares of the PL High Income Fund and PL Strategic Income Fund are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. A contingent deferred sales charge (CDSC) is imposed upon certain redemptions of the Class A.

	Maximum Sales Charge (Load)
		Front-end	Amount Reallowed
Class A	Investment	Charge	to Dealers[1]

	Under $100,000	4.25%	3.75%
	$100,000 to under $250,000	3.50%	3.25%
	$250,000 to under $500,000	2.25%	2.00%
	$500,000 and over[2]	0.00%	0.00%[3]

[1]	The Distributor will also pay selling group members an annual servicing fee (trail commission) of 0.25% of the amount of Class A assets, out of its own assets. Trail commission is paid quarterly, unless other arrangements have been mutually agreed to between distributor and selling group member. The Distributor receives a service fee from the fund of 0.25% of Class A assets pursuant to the Class A Service Plan, which helps the Distributor recoup a portion of its service expenses over time.

[2]	For purchases in which the account value totals $500,000 or more, there is a CDSC of 1% (on the shares for which a front-end sales charge was not paid) if sold (redeemed) within 1 year of purchase.

[3]	The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested.

Initial Sales Charge and Contingent Deferred Sales Charge for the PL Short Duration Income Fund, PL High Income Fund and PL Strategic Income Fund.

		Contingent Deferred Sales
		Charge (Load) (CDSC)
			CDSC on Shares
Class C	Maximum Sales Charge (Load)	Years After Purchase:	Being Sold:

	No initial sales charge (load)[1]	1st	1.00%

[1]	The Distributor will pay selling group members a sales commission out of its own assets of 1% of the amount invested. The Distributor will also pay selling group members a servicing fee (trail commission) out of its own assets of 1.0% of the Class C assets. Trail commission is paid quarterly beginning in the thirteenth month, unless other arrangements have been mutually agreed to between distributor and selling group member. The Distributor receives a distribution fee of 0.75% and a service fee of 0.25% of Class C assets from the fund pursuant to the Class C Distribution and Service Plan (12b-1 Plan), which helps the Distributor recoup a portion of its distribution and service expenses over time.

Contingent Deferred Sales
Class I	Maximum Sales Charge (Load)	Charge (Load) (CDSC)

	No initial sales charge (load)[1]	None

[1]	There is no front-end or trail commission.

Each Fund receives the entire net asset value of all its shares sold. The Distributor retains the applicable sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above tables. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A or C shares for certain classes of individuals or entities on account of (i) the fact that a Fund’s sales-related expenses are lower for certain of such classes than for classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain policies under the Code concerning the favored tax treatment of accumulations, or (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

For the fiscal year ended March 31, 2011, the Distributor did not receive any sales charges in connection with the sale of the Funds’ shares because the Funds did not commence operations until after that date.

Distribution and/or Servicing Plans for Class A, Class C and Class I Shares

Class A, C and I shares (collectively the Shares) of the Funds are continuously offered, generally through selling group members that are members of FINRA that have selling agreements with the Distributor. Class I shares do not charge service or distribution fees.

Pursuant to separate Distribution and Service Plans for Class C shares and the Service Plan for Class A shares (together the “Plans”), in connection with the distribution of Shares of Pacific Life Funds and in connection with services rendered to the shareholders of Pacific Life Funds and the maintenance of shareholder accounts, the Distributor receives certain distribution and/or servicing fees from the Funds. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to the Shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Funds to selling group members, and (ii) all or a portion of the servicing fees it receives from the Funds to selling group members, certain banks and other financial intermediaries, in both cases subject to compensation schedules which may be based on the amount of Shares held by customers of such brokers, banks or other financial intermediaries. In addition, the Distributor may, at its own expense, pay concessions in addition to the payment of distribution and servicing fees out of its own assets to brokers that satisfy certain criteria established from time to time by the Distributor.

The Distributor makes distribution and servicing payments to selling group members and servicing payments to selling group members, certain banks and other financial intermediaries in connection with the sale of Shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class C shares, selling group members and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. Pursuant to the Distribution Agreement with Pacific Life Funds, with respect to the Funds’ Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

The Plans (other than the Service Plan for Class A shares) were adopted pursuant to Rule 12b-l under the 1940 Act. The Plans are of the type known as “compensation” plans. This means that, although the Trustees of Pacific Life Funds are expected to take into account the expenses of the Distributor in their periodic review of the Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fees applicable to the Shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Shares, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Shares, printing of prospectuses and reports other than for existing shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to the Shares of the Funds, may be spent by the Distributor on personal services rendered to shareholders of the Funds and the maintenance of shareholder accounts, including, but not limited to, compensation to, and expenses (including telephone and overhead expenses) of, the Distributor, selling group members, financial consultants or other employees of selling group members, certain banks and other financial intermediaries or service providers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares (including through the maintenance of websites through which shareholders can obtain information about Pacific Life Funds and their accounts), who forward communications from Pacific Life Funds to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by Pacific Life Funds in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, who train personnel in the provision of such services, or who provide other services to shareholders. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve Pacific Life Funds as a whole, so that fees paid by the Shares of a Fund may indirectly support sales and servicing efforts relating to other Pacific Life Funds’ shares. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a Fund’s shares, and allocates other expenses to a Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee

Class A1	0.25%	0.00%
Class C	0.25%	0.75%
Class I2	0.00%	0.00%

[1]	Class A shares have a 0.25% non 12b-1 service fee with no distribution fee.

[2]	Class I shares do not charge service or distribution fees.

In addition, the Distributor may from time to time pay additional cash bonuses or other fees or incentives to selected selling group members in connection with the sale or servicing of any class of shares of a Fund. On some occasions, such bonuses, fees or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Pacific Life Funds together or a particular class of shares, during a specific period of time. Pacific Life Funds, PLFA or it affiliates (including the Distributor) may also pay selling group members and other intermediaries for transfer agency and other services.

If in any year the Distributor’s expenses incurred in connection with the distribution of the Shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and servicing fees paid by the Fund, the Distributor would recover such excess only if the Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. Pacific Life Funds is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Plan terminates.

Each Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of such Fund. Any change in any Plan that would materially increase the cost to the class of shares of a Fund to which the Plan relates requires approval by the affected class of shareholders of such Fund. The Distributor is required to submit to the Trustees quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Independent Trustees cast in person at a meeting called for the purpose. As long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of Pacific Life Funds shall be committed to the discretion of such Independent Trustees.

The Plans will continue in effect with respect to a Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

If a Plan is terminated (or not renewed) with respect to one or more classes of shares, it may continue in effect with respect to any class of such Fund as to which it has not been terminated (or has been renewed).

The Funds commenced operations on December 19, 2011, as such, there were no payments pursuant to the Class A and Class C Service Plans incurred for the prior fiscal year.

The Trustees believe that the Plans will provide benefits to Pacific Life Funds. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although Pacific Life Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit a Fund by reducing Fund expense ratios and/or by affording greater flexibility to Managers. From time to time, expenses of the Distributor incurred in connection with the sale of any class of shares of a Fund, and in connection with the servicing of shareholders of a Fund and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause a Fund to continue payments of distribution and servicing fees in the future with respect to each class of shares.

Independent financial intermediaries unaffiliated with PLFA and Pacific Life may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in a Fund. These services, normally provided by Pacific Life or a Fund’s transfer agent and/or sub-administrator (Service Providers) directly to Fund shareholders, may include the provision of ongoing information concerning a Fund and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Fund shares, establishing and maintaining shareholder accounts, and other services. Pacific Life may pay fees to such entities for the provision of these services, which Pacific Life or the Fund’s Service Providers normally would perform, out of their own resources.

Distribution and Servicing Arrangements

The following is additional information relating to revenue sharing payments discussed in the “Distribution and Servicing Arrangements” section of the Prospectus.

As of March 31, 2011, the following firms have arrangements in effect with the Distributor pursuant to which the firm may be entitled to receive a revenue sharing payment: Ameriprise Financial Services, Inc., BBVA Compass Investment Solutions, Inc., BancWest Investment Services, Inc., CCO Investment Services Corp., CUNA Brokerage Services, Inc., Essex National Securities, Inc., Fifth Third Securities, Inc., Financial Network Investment Corp., First Allied Securities, Inc., FSC Securities Corporation, ING Financial Partners, Inc., Invest Financial Corporation, Investment Centers of America, Inc., Investment Professionals Inc., Jacques Financial LLC, Key Investment Services LLC, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., LPL

Financial Corporation, Merrill Lynch, Pierce, Fenner and Smith Incorporated, Multi-Financial Securities Corp., National Planning Corporation, NEXT Financial Group, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Royal Alliance Associates, Inc., SagePoint Financial Inc., Securities America, SII Investments, Inc., Stifel Nicolaus & Company, Triad Advisors, Inc., UBS Financial Services, Inc., United Planners’ Financial Services of America, Wells Fargo Advisors LLC, Wells Fargo Advisors Financial Network, Wells Fargo Investments LLC, US Bancorp Investments, Inc., and Woodbury Financial Services, Inc.

As of March 31, 2011, the following firms, which in some cases are broker-dealers, have arrangements in effect with the Distributor and its affiliates to receive payments for administrative and shareholder services provided to certain employer-sponsored retirement, savings or benefit plans: Alerus Financial, N.A., Ascensus, Inc., Charles Schwab Trust Company, Inc., CPI Qualified Plan Consultants, Inc., Dailyaccess Corporation, Digital Retirement Solutions, Inc., Dyatech, LLC, ExpertPlan, Inc., GWFS Equities, Inc., Mid Atlantic Capital Corporation, MSCS Financial Services, LLC, Newport Retirement Services, Inc., Plan Administrators, Inc., Reliance Trust Company-Atlanta, Georgia, Retirement Plan Company, Standard Retirement Services, Inc., TD Ameritrade Trust Company, Union Bank of California, N.A., Wells Fargo Bank, NA and Wilmington Trust Company.

In addition to the revenue sharing payments discussed in the prospectus and above, the Distributor or an affiliate may pay expense allowances and reimbursements, and training allowances. Such payments may offset the selling group member’s expenses in connection with activities that it would be required to perform in any event, such as educating personnel and maintaining records. The Distributor may also make payments to certain firms that sell shares of the Fund in connection with client maintenance support, statement preparation and transaction processing. The types of payments the Distributor may make include, among others, payment of ticket charges per purchase or exchange orders placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or payments for ancillary services such as setting up funds on a firm’s mutual fund trading system. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

The Distributor or its affiliates may provide financial assistance to firms that enable Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the FINRA. Distributor may make payments for entertainment events they deem appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to Pacific Life Funds, such as providing omnibus account services, transaction services, or effecting portfolio transactions for the Fund. If a firm provides these services, the Adviser or the Fund may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to Pacific Life Funds.

The Adviser or its affiliates may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by the Adviser, Pacific Life or the Distributor that are attended by, among others, registered representatives of the Distributor, who would receive information and/or training regarding the Fund and its management by the Manager. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of the Adviser, Pacific Life or the Distributor, officers and trustees of Pacific Life Funds, and spouses/guests of the foregoing. Pacific Life Funds’ Board of Trustees may hold meetings concurrently with such a conference or meeting. Pacific Life Funds pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by the Adviser, Pacific Life or the Distributor. Additional expenses and promotional items may be paid for by the Adviser and/or Pacific Life.

Purchases, Redemptions and Exchanges

Purchases, exchanges, and redemptions of Class A, C and I shares are discussed in the Prospectus and that information is incorporated herein by reference.

Each Fund adopted a policy with respect to limitations on exchanges which is discussed in the Prospectus.

Shares of a Fund may be redeemed on any day Pacific Life Funds is open for business upon receipt of a request for redemption. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within three days following receipt of instructions in proper form, or sooner, if required by law. However, Pacific Life Funds has the right to take up to seven days to pay redemption proceeds. Each Fund may suspend the right of redemption of shares of such Fund and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of a Fund; or (iv) at any other time when a Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities from a Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Certain managed account clients of the Adviser or its affiliates may purchase shares of a Fund. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in a Fund.

As described in the Prospectus, a shareholder may exchange shares of a Fund for shares of the same class of any other available fund of Pacific Life Funds without paying any additional sales charge.

Class A, C or I shares of the Funds may be exchanged for Class A shares of the PL Money Market Fund. Conversely, Class A shares of the PL Money Market Fund may be exchanged for Class A, C or I shares (if eligible) of the Funds.

Orders for exchanges accepted prior to the close of regular trading on the NYSE on any business day will be executed at the respective NAVs determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to a Fund. Therefore, Pacific Life Funds, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar month. Pacific Life Funds reserves the right to modify or discontinue the exchange privilege at any time.

Pacific Life Funds has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of Pacific Life Funds. Under these procedures, a Fund generally may satisfy a redemption request from an affiliated person in-kind, provided that: (a) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (b) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV; (c) the redemption-in-kind is consistent with the Prospectus and this statement of additional information; and (e) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, Pacific Life Funds reserves the right to redeem shares, without notice, in any account for their then-current value (which will be promptly paid to the investor) if at any time, for any reason, whether as the result of a redemption, an account charge or a reduction in the market value of the account, the shares in the account do not have a value of at least a specified amount. The current minimums generally are $500,000 for Class I shares. The Prospectus may set higher minimum account balances for one or more classes from time to time depending upon Pacific Life Funds’ current policy. The Declaration of Trust also authorizes Pacific Life Funds to redeem shares under certain other circumstances as may be specified by its Board of Trustees.

The Distributor may have an agreement with certain financial intermediaries (Intermediary) that permits the Intermediary to accept orders on behalf of Pacific Life Funds in accordance with the Prospectus (Proper Form), currently prior to the close of the NYSE, which usually closes at 4:00 p.m. Eastern time. Such agreement may include authorization for the Intermediary to designate other financial intermediaries (Sub-Designees) to accept orders on behalf of Pacific Life Funds on the same terms that apply to the Intermediary (each an “Authorized Agent”). If the Intermediary or, if applicable, its Sub-Designee, receives an order in Proper Form, and such order is transmitted to Pacific Life Funds in accordance with the agreement between the Distributor and the Intermediary, then Pacific Life Funds will price the order at the Fund’s next net asset value calculated after such Intermediary or, if applicable, its Sub-Designee, received such order.

PERFORMANCE INFORMATION

From time to time Pacific Life Funds may make available certain information about the performance of some or all of the classes of shares of the Fund. Information about a Fund’s performance is based on a Fund’s record to a recent date and is not intended to indicate future performance.

The total return of classes of shares of Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if a Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of a Fund, as more fully described below. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of a Fund (if any) restated to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance of the newer class which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, a Fund’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment in a Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

Pacific Life Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of any Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than such Fund’s actual net investment income for that period.

Performance information is computed separately for each class of the Fund. Pacific Life Funds may, from time to time, include the yield and total return for each class of the Funds in advertisements or information furnished to shareholders or prospective investors. The Funds may from time to time include in advertisements the ranking of a Fund’s performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their prospectus and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Performance information for the Funds may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Fund’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., Morningstar or another independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

In its advertisements and other materials, a Fund may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation.

A Fund may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a fund that blends all three investments.

A Fund may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years.

A Fund may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans.

Articles or reports which include information relating to performance, rankings and other characteristics of the Funds within Pacific Life Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron’s, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger’s Personal Finance, Fortune, Money Magazine, Morningstar’s Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including Pacific Life Funds. From time to time, Pacific Life Funds may include references to or reprints of such publications or reports in its advertisements and other information relating to a Fund.

From time to time, a Fund may set forth in its advertisements and other materials information about the growth of a certain dollar amount invested in a Fund over a specified period of time and may use charts and graphs to display that growth.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The discussion is based upon current provisions of the Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company (RIC) under Subchapter M of the Code. To be taxed as a RIC, a Fund electing to be a RIC generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies (Qualifying Income Test); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses or in certain publicly traded partnerships; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by a Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. A Fund electing to be a RIC intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Fund subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to a Fund during such years. To avoid application of the excise tax, each Fund subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.

If, in any taxable year, any Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by such Fund in computing its taxable income. In addition, a Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends which generally are taxable to shareholders as ordinary income (except to the extent that they are “qualified dividends”), even though those distributions might otherwise, at least in part, have been treated in the shareholders’ hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, such Fund may be required to recognize any net built-in gains with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Distributions

All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out by a Fund taxed as a regulated investment company of any investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualified dividend income. These rate reductions are scheduled to expire after 2012 in the absence of further congressional action. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualified dividends earned by such Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualified dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which a Fund invests do not pay significant dividends on their stock, a Fund will not generally derive significant amounts of qualified dividend income that would be eligible for the lower rate on qualified dividends.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

Backup Withholding

A Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

The diversification requirements applicable to the Funds’ assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts, and swap agreements. Some of the options, futures contracts, forward contracts, and swap agreements used by a Fund may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

The qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales may also be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Each Fund may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, a Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by a Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at a Fund level under the PFIC rules would generally be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. Each Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from

PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified whether the foreign taxes paid by a Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of such Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. For individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included in ordinary income (not capital gain) by such Fund in each taxable year in which that Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and a Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Dividends paid (including distributions of any net short-term capital gains) on shares beneficially held by a person who is a “foreign person” within the meaning of the Code are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Individual Retirement Accounts

Certain investors may establish an individual retirement account (IRA) to invest in a Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and/or whose annual income exceeds certain limits. Existing IRAs and future contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible, but distributions from a Roth IRA may be tax free. Shareholders may only establish a Roth IRA if they are below certain maximum income levels.

For more information about an IRA account, contact Pacific Life Funds’ customer service at (800) 722-2333. Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

Administrative Services

Under an Administration and Shareholder Services Agreement with the Funds (Administration Agreement), Pacific Life (the Administrator), 700 Newport Center Drive, Newport Beach, CA 92660, performs or procures certain administrative, transfer agency, shareholder and support services for the Funds. These services include, but are not limited to, services necessary to organize the Funds and permit the Funds to conduct business as described in its registration statement, coordination of matters relating to the operations of the Funds among the custodian, transfer agent, accountants, attorneys, sub-administrators and other parties performing services or operational functions for the Funds (including pricing and valuation of the Funds), maintenance of the Funds’ books and records, preparation of shareholder reports and regulatory and tax filings, arranging for meetings of the Board of Trustees, responding to shareholder inquiries and transaction instructions, and other services necessary for the administration of the Fund’s affairs. For the services provided by the Administrator under the Administration Agreement, each Fund pays to the Administrator a fee at an annual rate of 0.30% for Class A and C shares and 0.15% for Class I shares. In addition, each Fund will compensate Pacific Life and the Adviser, at cost, for legal, accounting and compliance personnel of Pacific Life and the Adviser, including individuals who may be officers or trustees of a Fund, for the time spent providing assistance, coordination and supervision in connection with certain of the administrative services provided to such Fund (Support Services). It is not intended that Pacific Life and the Adviser will profit from these Support Services.

Administrator Fees Paid or Owed.  The Funds commenced operations on December 19, 2011, as such, none of the Funds paid an administrative fee during the prior fiscal year.

Under the Administration Agreement, Pacific Life Funds bears all expenses that are incurred in its operations and not specifically assumed by the Administrator. Expenses to be borne by Pacific Life Funds, include, but are not limited to: organizational expenses and expenses of maintaining Pacific Life Funds’ legal existence, costs of services of independent registered public accounting firm (including the performance of audits and the preparation of financial statements and reports) and legal and tax counsel (including such counsel’s assistance with preparation and review of the Pacific Life Funds’ registration statement, proxy materials, federal and state tax qualification as a regulated investment company and other reports and materials prepared by the Administrator); expenses of overseeing the Pacific Life Funds’ regulatory compliance program; costs of any services contracted for by a Fund directly from parties other than the Administrator; costs of trading operations and brokerage fees, commissions and transfer taxes in connection with the purchase and sale of securities; investment advisory fees; taxes, insurance premiums, interest on borrowed funds, and other fees and expenses applicable to its operations; costs related to the custody of the Funds’ assets (including custody of assets outside of the United States); costs incidental to any meetings of shareholders including, but not limited to, legal and accounting fees, proxy filing fees and the costs of preparation, printing and mailing of any proxy materials; costs incidental to Board meetings, including fees and expenses of Board members; the salary and expenses of any officer, Trustee or employee of Pacific Life Funds (except any such officer, trustee or employee who is an officer, employee, trustee or director of the Administrator or an affiliate of the Administrator); costs incidental to the preparation, printing and distribution of the Pacific Life Funds’ registration statements and any amendments thereto and shareholder reports; cost of typesetting and printing of prospectuses; cost of preparation and filing of a Fund’s tax returns, and all filings, notices, registrations and amendments associated with applicable federal, state and foreign tax and securities laws; all applicable registration fees and filing fees required under federal and state securities laws; fidelity bond and directors’ and officers’ liability insurance; and costs of independent pricing services used in computing a Fund’s NAV.

Under a Sub-Administration and Accounting Services Agreement (Sub-Administration Agreement) among Pacific Life Funds, the Administrator, and BNY Mellon Investment Servicing (US) Inc. (BNY), 4400 Computer Drive, Westborough, MA

01581, BNY performs certain administrative and accounting services for Pacific Life Funds. These services include, among others, preparing shareholder reports, providing statistical and research data, assisting Pacific Life Funds and their managers with compliance monitoring activities, and preparing and filing federal, state and foreign tax returns on behalf of Pacific Life Funds. In addition, BNY prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over Pacific Life Funds. The accounting services performed by BNY include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of such Fund. The Administrator is responsible for compensating BNY for the services it provides under the Sub-Administration Agreement, except that the Funds are responsible for out-of-pocket expenses as specified in that Agreement.

Transfer Agency and Custody Services

BNY serves as the transfer agent, registrar and dividend disbursing agent of Pacific Life Funds pursuant to an agreement among the Pacific Life Funds, BNY, and Pacific Life (the Transfer Agency Agreement). Under the Transfer Agency Agreement, BNY, among other things, effects shares issuances and redemptions, maintains the Pacific Life Funds’ share register, prepares and certifies stockholder lists for mailings, pays dividends and distributions, establishes shareholder accounts and performs certain shareholder servicing functions. Pacific Life is responsible for procuring transfer agency services for Pacific Life Funds. Responsibility for fees and charges under the Transfer Agency Agreement are allocated between Pacific Life Funds and Pacific Life, and Pacific Life Funds compensates BNY for maintaining a system that allows financial intermediaries to access account information, and make inquiries and transactions, with respect to their clients who are shareholders of Pacific Life Funds.

Under a Custodian Services Agreement between the Pacific Life Funds and BNY Mellon Investment Servicing Trust Company (BNY Trust), BNY Trust provides asset custody services including safeguarding and controlling Pacific Life Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on Pacific Life Funds’ investments, and maintaining the required books and accounts in connection with such activity. BNY Trust will place and maintain foreign assets of Pacific Life Funds in the care of eligible foreign custodians determined by BNY Trust and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories. Pacific Life Funds is responsible for compensating BNY Trust for the services it provides under the Custodian Services Agreement.

The Pacific Life Funds’ securities that are held directly in Russia, if any, are held at the local registrar in the nominee name of BNY Trust’s local subcustodian bank who maintains a segregated account in the name of the Fund. Currently, it is unclear whether Russian law will recognize Pacific Life Funds or the Fund as the beneficial owner of the securities and as a result the Pacific Life Funds’ ability to exercise certain legal rights and carry out certain obligations may be limited.

Concentration Policy

Under the Funds’ investment restrictions the Funds may not invest in a security if, as a result of such investment, 25% or more of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (government issued) are considered government securities. For purposes of complying with this restriction, the Funds, in consultation with its Manager, utilizes its own industry classifications.

Capitalization

Pacific Life Funds is a Delaware statutory (formerly business) trust established under a Declaration of Trust dated May 21, 2001. The capitalization of Pacific Life Funds consists solely of an unlimited number of shares of beneficial interest with no par value. The Board of Trustees may establish additional Funds (with different investment objectives and fundamental policies) and additional classes of shares within each Fund at any time in the future without approval of shareholders. Establishment and offering of additional Funds will not alter the rights of any Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by Pacific Life Funds. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of such Fund.

Shareholder and Trustee Liability

Under Pacific Life Funds’ organizational documents, the Trustees and the officers of the Pacific Life Fund shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to Pacific Life Funds. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, Pacific Life Funds has entered into an agreement with each trustee which provides that the Pacific Life Funds will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any independent trustee in any proceeding arising out of or in connection with the trustee’s services to Pacific Life Funds to the fullest extent authorized by its organizational documents, state law, the 1940 Act and 1933 Act.

Control Persons and Principal Holders of Securities

Generally, a shareholder who owns more than 25% of the outstanding shares of any Fund could be deemed to control the voting securities of the particular Fund. The Funds commenced operations on December 19, 2011. Pacific Life Insurance Company provided the initial capital for the Funds and, depending on ownership levels by other shareholders, may be deemed to control the voting securities of the Funds.

Voting Rights

Shareholders of each Fund are given certain voting rights as described in Pacific Life Funds’ Declaration of Trust and By-Laws. Each share of a Fund will be given one vote.

Under the Declaration of Trust and applicable Delaware law, a Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that a Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for a Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or management agreement. In this regard, a Fund will be required to hold a shareholders’ meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of a Fund. In addition, the Declaration of Trust provides that holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as Trustee at any meeting of shareholders. Pacific Life Funds’ shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP served as the independent registered public accountants for Pacific Life Funds for the fiscal year ended March 31, 2011. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92626.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by Pacific Life Funds and also acts as outside counsel to Pacific Life Funds.

Code of Ethics

Pacific Life Funds, the Adviser, and the Manager, have adopted codes of ethics which have been approved by Pacific Life Funds’ Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser or Manager who regularly have access to information about securities purchased for a Fund, to invest in securities for their own accounts. This could include securities that may be purchased by the Pacific Life Funds. These codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon a Fund. The Pacific Life Funds’ Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Proxy Voting Policies and Procedures

With respect to each Fund the Board has delegated proxy voting responsibilities to the Manager, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with a Fund’s best interests as determined by the investment manager and applicable regulations. The Manager has adopted its own proxy voting policies and procedures (the Manager’s Proxy Policy) for this purpose. The Manager’s Proxy Policy address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the investment manager and its affiliates.

The Manager’s Proxy Policy set forth the Manager’s general position on various proposals. However, the Manager may, consistent with a Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Manager’s Proxy Policy on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Manager’s Proxy Policy may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which the Manager or its affiliates serve as investment manager. Because the Manager will vote proxies consistent with its own proxy voting policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

Set forth in Appendix B is the Manager’s Proxy Policy. Generally, information regarding how a Fund has voted proxies relating to its portfolio securities during the most recent twelve month period ending June 30 is available after filing, without charge, (i) on the Funds’ website at www.PacificLife.com, and (ii) on the SEC website at www.sec.gov. The Funds commenced operations on December 19, 2011, and as such does not have any proxy voting history.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all the information included in Pacific Life Funds’ Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Financial Statements

Because the Funds commenced operations on December 19, 2011, there is no historical financial information available.

APPENDIX A

Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (Rating Agencies) are Standard & Poor’s Rating Services (Standard & Poor’s), Moody’s Investors Service, Inc. (Moody’s) and Fitch, Inc. (Fitch). Information regarding ratings from each of these Rating Agencies is listed below.

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

Investment Grade

Standard & Poor’s
(The ratings from AA to BBB may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the rating categories.)

AAA	An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s
(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Fitch
(The ratings from AA to BBB may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the rating categories.)

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Non-Investment Grade

Standard & Poor’s
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

(The ratings from BB to CCC may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the rating categories.)

BB	An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated CC is currently highly vulnerable to nonpayment.

C	A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	A D rating is assigned to an obligation that has failed to pay one or more of its financial obligations when it came due. The obligor will likely default (i.e. fail to pay) on all or substantially all of its obligations as they come due.

Moody’s
(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Fitch
(The ratings from BB to CCC may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the rating categories.)

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions.

CC	For issuers and performing obligations, default of some kind appears probable.

C	For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations, with potential for below-average to poor recoveries.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

Standard & Poor’s

A-1	A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Fitch

F1	Highest credit quality. Indicated the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

APPENDIX B

Proxy Voting Policies and Procedures

Pacific Asset Management

Summary:
The purpose of these procedures is to describe how Pacific Asset Management, as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.

Policies and Procedures:
Pacific Asset Management has implemented Proxy Voting Policies and Procedures (Policies) that are designed to reasonably ensure that Pacific Asset Management votes proxies prudently and in the best interest of its advisory clients for whom Pacific Asset Management has voting authority. The Policies address, among other things, conflicts of interest that may arise between Pacific Asset Management’s interest and its clients’ interest. Pacific Asset Management will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of Pacific Asset Management will only be considered to the extent that Pacific Asset Management has actual knowledge of such business relationships.

Given the nature of the portfolios managed, Pacific Asset Management does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to Pacific Asset Management all proxy materials. When proxy materials are received, Operations verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, Operations follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, Pacific Asset Management will direct the Custodian to vote in accordance with Pacific Asset Management’s instructions.

Pacific Asset Management’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. Pacific Asset Management Analysts review all proxies that are received on an individual basis, weighing Pacific Asset Management’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.

Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, Pacific Asset Management has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, Pacific Asset Management must serve exclusively the financial interests of the account beneficiaries. Pacific Asset Management will seek to determine the business benefits of corporate actions as well as the social costs of such actions. Pacific Asset Management will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. Pacific Asset Management believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Pacific Asset Management will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.

Pacific Asset Management generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate Pacific Asset Management Analyst for review and recommendation based on his or her knowledge of the company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Director of Compliance. Pacific Asset Management tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.

When a material conflict of interest exists, Pacific Asset Management will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.

B-1

From time to time, voting securities may be held in client portfolios as a result of corporate actions or because equity securities may be attached to debt securities purchased by the portfolio, although such positions are expected to be minimal. Compliance will provide proxy voting information to the client where applicable. It is not expected that voting securities will be held in money market portfolio(s).

For mutual funds, proxy filing information is reported to the SEC via the annual Form N-PX. Pacific Asset Management Compliance collects proxy-voting information for purposes of filing Form N-PX on an annual basis. All records regarding these filings are kept by PLFA Fund Compliance in accordance with applicable retention requirements. A record of each decision is maintained by Compliance for at least two years. All analyst memoranda dealing with issues and recommendations are retained in accordance with applicable records retention requirements.

Oversight Controls:
Proxy processing is the responsibility of Operations. Any vote not clearly within the guidelines stated above is reviewed by the Director of Compliance along with members of senior management of Pacific Asset Management. If a security is held by more than one portfolio and the analyst’s response differs between portfolios, the Director of Compliance will be notified. Such votes shall be discussed with and approved by the Director of Compliance. On a quarterly basis, the Director of Compliance reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.

Escalation:
Votes not covered by the above-stated guidelines and contested situations are approved by the Director of Compliance. Any errors will be addressed with the Director of Compliance. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the Chief Compliance Officer (CCO).

B-2

Form No. 4771-11A